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                                                                   EXHIBIT 10.94

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                           AIRCRAFT SALES AGREEMENT


                                BY AND BETWEEN


                               FLIGHTLEASE, LTD


                                      AND


                          FEDERAL EXPRESS CORPORATION


                          DATED AS OF APRIL 21, 1998



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             SALE OF TWENTY McDONNELL DOUGLAS MODEL MD-11 AIRCRAFT
                        AND RELATED AIRCRAFT EQUIPMENT

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                                                        FEC Contract No. 98-0818


                           AIRCRAFT SALES AGREEMENT

     This AIRCRAFT SALES AGREEMENT (the "Agreement") is entered into as of the 21st day of April, 1998 by and between Flightlease, LTD, a Swiss corporation ("Flightlease") and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("FedEx").

                                   RECITALS

     1. Flightlease desires to sell to FedEx and FedEx desires to buy from Flightlease twenty (20) McDonnell Douglas Model MD-11 aircraft, all upon the terms and conditions contained in this Agreement.

     2. Flightlease and FedEx desire to document the terms and conditions for the sale and purchase of the Aircraft, as defined below.

     FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, FedEx and Flightlease (each a "Party" and together the "Parties") agree as follows:


                                   ARTICLE 1
                           DEFINITIONS; CONSTRUCTION

     Section 1.01. Primary Definitions. In addition to words and terms elsewhere defined in this Agreement, the following words and terms shall have the meanings set forth below:

     "Aircraft" shall mean any or all of the twenty (20) McDonnell Douglas Model MD-11 aircraft, each with three Engines, the APU and any and all Parts installed therein or thereon at Delivery, as more particularly described on Exhibit A hereto, with all associated records and documentation for each Airframe and Engine including, but not limited to (i) all Aircraft and Engine logs, records, manuals and historical documents updated to the current delivery status of each respective Aircraft and Engine, and (ii) all production and detail drawings, data and documents relating to such Aircraft and the operation thereof in the possession of Swissair or Flightlease or any subsequent operator thereof, as may be required for U.S. certification.

     "Aircraft Delivery Certificate" shall mean a tender and acceptance certificate, substantially in the form of Exhibit B.

     "Aircraft Records" shall mean that portion of the Data listed under the caption "Records" in Exhibit D.

     "Airframe" shall mean any one or more of the McDonnell Douglas Model MD-11 airframes bearing the respective Manufacturer's Serial Numbers set forth in Exhibit A.

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     "Airworthiness Directive" shall mean a mandatory order issued by the FAA applying to specific types of aircraft, engines, parts or appliances, when an unsafe condition exists and that condition is likely to exist or develop in other aircraft, engines, parts or appliances of the same design.

     "Airworthy" shall mean the condition of an Aircraft (1) which includes the existence of a validly issued, current individual aircraft FOCA Certificate of Airworthiness with respect to such Aircraft and which satisfies all requirements for the effectiveness of such FOCA Certificate of Airworthiness, (2) which complies with:

     (A) the MD-11 Type Design Data Certificate, including all applicable supplemental type certificates which have been incorporated on such Aircraft;

     (B) subject to the nondiscrimination covenants set forth in Section 3.06(a)(ii), all applicable FAA Airworthiness Directives which are required to be complied with by the Scheduled Delivery Date of such Aircraft and the requirements for maintaining data substantiating the status and method of compliance for each such Airworthiness Directive; and

     (C) the Aircraft records requirements set forth in Exhibit D; and

(3) in which such Aircraft's structure, systems and components are functioning in accordance with their intended use as set forth in FAA-approved documentation, including, but not limited to, any applicable original manufacturer's manuals, technical standard orders, parts manufacturing approval certificates or Swissair engineering specification orders.

     "APU" shall mean an auxiliary power unit of a type approved by either the FOCA or the FAA for use on McDonnell Douglas Model MD-11 aircraft.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York or Memphis, Tennessee or Zurich, Switzerland are authorized or required by law to be closed.

     "Change Designation" shall mean a notice in the form set forth in Exhibit F exercising the right to substitute Airframes set forth in Section 2.02.

     "Data" shall mean all of the manuals, documents, drawings, charts, records and other recorded materials described in Exhibit D, on whatever medium, and any successor, supplemental, modifying, amending or replacement manuals, documents, drawings, charts, records and other recorded materials, on whatever medium, all of which shall be current with the latest revisions available with respect thereto at the time such Data is delivered to FedEx.

     "Delivery" or "Delivered" shall mean, with respect to any Aircraft, the occurrence of all the following events, which events are to be performed in accordance with this Agreement: (a) tender of the Aircraft by Flightlease to FedEx as evidenced by Flightlease's execution and delivery to FedEx of an Aircraft Delivery Certificate with respect to such Aircraft, (b) acceptance by FedEx of the

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Aircraft, as evidenced by FedEx's execution and re-delivery of such Aircraft
Delivery Certificate to Flightlease, and (c) sale by transfer of title of the Aircraft by Flightlease to FedEx as evidenced by delivery to FedEx of the executed FAA Bill of Sale and the executed Warranty Bill of Sale.

     "Delivery Condition" shall mean the condition that an Aircraft must be in at the time it is tendered by Flightlease to FedEx for Delivery as prescribed by
Section 3.06.

     "Delivery Date" shall mean any date on which the Delivery of an Aircraft is complete.

     "Designation" shall mean a written notice in the form set forth in Exhibit E designating a particular Airframe for delivery on a Scheduled Delivery Date.

     "Engine" shall mean one or more, as the case may be, Pratt & Whitney PW4462 or PW4460 aircraft engines in full QEC configuration to be conveyed to FedEx under this Agreement as a part of an Aircraft.

     "Engine Designation" shall mean a written notice in the form set forth in Exhibit H designating the Engines to be conveyed by Flightlease to FedEx as a part of an Aircraft.

     "Engine Records" shall mean that portion of the Data relating to the Engines and the Spare Engines, including that portion of the Data set forth under the caption "Engines" in Exhibit D.

     "Event of Default" shall mean, as to Flightlease, any of the events of default set forth in Section 12.01 and, as to FedEx, any of the events of default set forth in Section 12.02.

     "Excusable Delay" shall mean any delay in the timely discharge and performance by a Party of its obligations and duties under this Agreement to the extent such delay shall be the result of (i) the occurrence of a Force Majeure Event with respect to the Party whose performance is delayed, (ii) the fault of the other Party, whether such fault arises from the failure of the other Party to discharge and perform its obligations and duties hereunder or otherwise, or
(iii) any other event that excuses as a matter of applicable law a Party's timely performance of its contractual obligations and duties.

     "FAA" shall mean the United States Federal Aviation Administration or any successor agency thereto.

     "FAR" shall mean the United States Federal Aviation Regulations, 14 C.F.R
(S)1 et seq., as promulgated pursuant to Title 49 (S)40101 et seq. of the United States Code, and any successor statute thereto, as such regulations are in effect from time to time.

     "FOCA" shall mean the Federal Office for Civil Aviation of Switzerland, or any successor agency thereto.

     "Force Majeure Event" shall mean any act of God, action or regulation of any governmental authority, fire, weather, flood, earthquake, accident, act of the public enemy, war, civil disturbance, rebellion, insurrection, work stoppage, work slow down, other labor or work action, labor dispute,

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restraint of government or other cause or event beyond the control of the Party claiming the benefit of the occurrence of any such force majeure.

     "Lien" shall mean any mortgage, pledge, security interest, lien, claim, encumbrance or other charge or rights of others of any kind on property.

     "Life Limited Part" shall mean an item which when listed on the Aircraft or Engine type certificate data sheet or the applicable Manufacturer's instructions for continued airworthiness, must be permanently removed from service and discarded before a specified time (e.g. hours, cycles or calendar limit) is achieved.

     "LTU" shall mean LTU Lufttransport-unternehmen GmbH & Co. KG.

     "LTU Aircraft" shall mean those certain four (4) MD-11 aircraft, each with three (3) Pratt & Whitney 4460 engines installed thereon, with the airframes bearing manufacturer's serial numbers 48484, 48485, 48486 and 48538 to be acquired by Flightlease from LTU.

     "Manufacturer" shall mean McDonnell Douglas Corporation as to the Airframes and United Technologies Corporation/Pratt & Whitney as to the Engines or Spare Engines, or such other companies contracted by either of the foregoing corporations for the supply of approved Aircraft Parts.

     "Overhaul" shall mean the work necessary to return an item to the highest standard specified in the relevant manual as set forth in SR Technics' PW4000 Engine Reliability Program (ERP 6) (Publication Number 068 906, 3rd Edition, dated February 28, 1998) such that the item will be entirely disassembled and every single part restored per the engine manual instructions.

     "Part" shall mean any item or items of avionics, appliances, parts, furnishings, instruments, accessories and equipment approved by the FAA or the FOCA for installation and use on an Aircraft.

     "Purchase Price" shall mean, as applicable, the purchase price for (a) an Aircraft on a Scheduled Delivery Date as set forth in Section 2.01 or (b) a Spare Engine on a Spare Engine Delivery Date as set forth in Section 4.03 or (c) Spare Parts upon delivery to FedEx as set forth in Section 4.04.

     "Scheduled Delivery Date" shall mean a date on which an Aircraft is to be delivered as set forth in Section 2.01 or such other date as the Parties may agree in writing.

     "Shop Findings Report" shall mean a report stating the root cause of the failure of a Part and the materials used in returning such Part to a serviceable condition which is executed by an authorized repairman, all in accordance with the Swissair Maintenance Program.

     "Spare Engine" shall mean each of the eight (8) Pratt & Whitney PW4462 engines to be sold to FedEx by Flightlease each in full QEC configuration, which are not installed on the Aircraft and as more particularly described in Section
4.01 herein.

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     "Spare Engine Delivery Certificate" shall mean a tender and acceptance certificate, substantially in the form of Exhibit J, executed by FedEx and Flightlease concurrently with the Delivery of each Spare Engine.

     "Spare Part" shall mean Parts held by the SAirGroup or any of its direct or indirect subsidiaries in their respective inventories on the date specified in
Section 4.04 herein and that are unique to or available for use upon McDonnell Douglas Model MD-11 aircraft.

     "Swissair" shall mean Swiss Air Transport Co., LTD., a wholly-owned subsidiary of SAirGroup Company, as an operator of the Aircraft.

     "Swissair Maintenance Program" shall mean SR Technics' FOCA-approved Maintenance Program (in effect as of the date of this Agreement, a copy of which is attached as Exhibit "K") for the Airframes and the Engines.

     "Transition Maintenance" shall mean all of the maintenance items under FedEx's FAA-approved maintenance program required to transition each Aircraft from Swissair's Maintenance Program to the FedEx maintenance schedule (inclusive of FedEx's zero C Check and zero B Check), all in full compliance with such maintenance requirements in force and effect at the Delivery of each applicable Aircraft.

     "Warranty Bill of Sale" shall mean a warranty bill of sale conveying title to an Aircraft or Spare Engine to FedEx, which warranty bill of sale shall be in the form attached hereto as Exhibit C-1 or C-2, as applicable.

     Section 1.02. Rules of Construction. The words "hereof," "herein," "hereunder," "hereto" and other words of similar import refer to this Agreement in its entirety. The terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants". Article and section headings in this Agreement have been inserted solely for convenience and shall not be considered in construing this Agreement.


                                   ARTICLE 2
                             PURCHASE OF AIRCRAFT

     Section 2.01. Purchase Prices and Delivery Dates. (a) On the terms and subject to the conditions set forth herein, Flightlease agrees to sell to FedEx, and FedEx agrees to purchase from Flightlease, the Aircraft, with one Aircraft to be so sold and purchased on each Scheduled Delivery Date as set forth below. If any Scheduled Delivery Date is not a Business Day, the Aircraft to be delivered shall be delivered on such Scheduled Delivery Date and accepted on the Business Day next following the Scheduled Delivery Date. Subject to the provisions of Section 2.01(b), the Purchase Price of each Aircraft to be delivered on each Scheduled Delivery Date and the latest date by which a Designation as to a Scheduled Delivery Date may be given are as set forth in the following table:

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                LATEST         SCHEDULED
DELIVERY      DESIGNATION       DELIVERY     PURCHASE
 NUMBER          DATE             DATE        PRICE

    1         01-Aug-2001       01-Aug-2002     *
    2         01-Sep-2001       01-Sep-2002     *
    3         01-Oct-2001       01-Oct-2002     *
    4         01- Nov-2001      01- Nov-2002    *
    5         01-Mar-2002       01-Mar-2003     *
    6         01-Jun-2002       01-Jun-2003     *
    7         01-Sep-2002       01-Sep-2003     *
    8         01-Dec-2002       01-Dec-2003     *
    9         01-Mar-2003       01-Mar-2004     *
   10         01-Jun-2003       01-Jun-2004     *
   11         01-Sep-2003       01-Sep-2004     *
   12         01-Dec-2003       01-Dec-2004     *
   13         01-Mar-2004       01-Mar-2005     *
   14         01-Jun-2004       01-Jun-2005     *
   15         01-Sep-2004       01-Sep-2005     *
   16         01-Dec-2004       01-Dec-2005     *
   17         01-Mar-2005       01-Mar-2006     *
   18         01-Jun-2005       01-Jun-2006     *
   19         01-Sep-2005       01-Sep-2006     *
   20         01-Dec-2005       01-Dec-2006     *

provided, however, Flightlease shall be paid an additional        *
by FedEx upon Delivery of each Aircraft bearing MSN 48540, 48634 and 48541 regardless of the Delivery Date of each such Aircraft to FedEx.

     (b)  if an Aircraft is not Delivered on a date specified above, then the
Purchase Price for such Aircraft will be reduced by        *        per month
for each month that has elapsed since July 1, 1998, using a base price of
  *. If the Delivery Date is not the first Business Day of the month, then the
Purchase Price shall be additionally reduced on a daily basis by         *
for each elapsed day from the first day of the month of Delivery up to and including the Delivery Date. The following example shall be illustrative of the calculation of a Purchase Price for an Aircraft which is not Delivered on a date specified above:

     EXAMPLE: If an Aircraft is purchased December 20, 2003, then


                                       *


     (c)  Upon mutual agreement of FedEx and Flightlease and not less than two
(2) years' prior written notice, any Scheduled Delivery Date(s) may be changed to such other date(s) as are mutually acceptable to the parties. Notwithstanding the foregoing, if either Flightlease or FedEx

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

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requests a revised Scheduled Delivery Date(s) for any one or more Aircraft and the Parties are unable to agree upon a mutually acceptable revised Scheduled Delivery Date(s), then such Scheduled Delivery Date(s) shall remain unchanged and as written above.

     Section 2.02. Designation and Substitution of Airframes and Engines. (a) Flightlease will designate an Airframe from among all the Airframes for Delivery on a Scheduled Delivery Date by giving FedEx a Designation on or before the latest date for giving such Designation specified in Section 2.01. Each Airframe to be designated by Flightlease to be delivered on any Scheduled Delivery Date will be chosen by Flightlease in its sole discretion. Flightlease shall have the right as a result of operational considerations to substitute a different Airframe for a previously designated Airframe for delivery on a Scheduled Delivery Date by delivering a Change Designation on any date before the one hundred eightieth (180th) day prior to such Scheduled Delivery Date, provided that, within thirty (30) days after its receipt of FedEx's invoice setting forth in detail the nature and amount of any reasonable incremental engineering costs and incremental modification costs, Flightlease reimburses FedEx for any such costs incurred by FedEx solely as the result of the substitution of the Airframe.

     (b) No later than thirty (30) days prior to the Scheduled Delivery Date for an Aircraft, Flightlease shall designate to FedEx the three Engines to be conveyed to FedEx as part of such Aircraft to be delivered on such Scheduled Delivery Date by giving FedEx a completed Engine Designation. After designating such Engines, Flightlease will not substitute other Engines for such designated Engines without FedEx's prior approval (except where required to meet the applicable delivery conditions or other matters beyond the reasonable control of Flightlease). Each Engine to be delivered on the various Scheduled Delivery Dates will be chosen by Flightlease in its sole discretion, subject to the limitation set forth in Section 5.01(d) and provided that (i) the three Engines on each Airframe shall all be of the same type specification and type data plate certification, and (ii) no more than twelve of such Engines delivered to FedEx shall be Pratt & Whitney PW4460 engines.

     Section 2.03. Payment of Purchase Price. Each Purchase Price payable to Flightlease by FedEx shall be net of any and all taxes, recording expenses, assessments, duties and similar governmental charges and fees charged on or with respect to the sale of the Aircraft, any and all of which amounts shall be paid by FedEx, subject, however, to the provisions of Section 3.01 and Article 8.
The Purchase Price for each Aircraft shall be paid on the Delivery Date for such Aircraft. The Purchase Price for any Spare Engine or Spare Parts purchased pursuant to Article 4 shall be paid on the date the Spare Engine(s) or Spare Part(s) being sold to FedEx are delivered by Flightlease to FedEx. The Purchase Prices shall be paid by FedEx in United States Dollars by wire transfer of immediately available funds to such account(s) as may be designated in writing by Flightlease to FedEx.

                                   ARTICLE 3
                    AIRCRAFT DELIVERY, TITLE, RISK OF LOSS

     Section 3.01. Delivery. Flightlease shall deliver each Aircraft to FedEx on the Scheduled Delivery Date for each such Aircraft pursuant to the procedures set forth in this Article 3. Flightlease shall tender each Aircraft required to be delivered to FedEx under this Agreement by

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delivering an Aircraft Delivery Certificate (completed as to the tender related portion thereof) to FedEx with respect to such Aircraft. The Delivery of each Aircraft, Spare Engine and Spare Part shall be made at Zurich International Airport, Zurich, Switzerland, provided that no Tax (as defined in Article 8) is assessed against the purchase or sale of the Aircraft, Spare Engine or Spare Part. If such Tax is likely to be assessed, then the Parties shall agree upon a mutually acceptable alternate delivery location which prevents the payment of a Tax.

     Section 3.02. Inspection, Flight Checks and Discrepancies. (a) FedEx shall have access to each Aircraft no later than five (5) days prior to the Scheduled Delivery Date for such Aircraft at Swissair's maintenance facility at the Zurich International Airport, Zurich, Switzerland. At such time, FedEx shall have the right to: (i) conduct all ground inspections reasonably necessary to determine whether the Aircraft is in Delivery Condition, including, but not limited to, engine borescope inspections required to determine that each Engine is within the serviceable limits prescribed by the McDonnell Douglas Maintenance Manual chapter 72-00-07; and (ii) functionally ground and flight check such Aircraft in accordance with the requirements and procedures contained in the McDonnell Douglas Model MD-11 Production Flight Procedure Manual (the "MDAC PFPM"). Notwithstanding the foregoing, FedEx and Flightlease each agree to use commercially reasonable efforts to minimize any duplication of testing and inspection procedures contemplated under this Section 3.02 and, as reasonably possible, to jointly participate in the testing and inspections to prevent duplication. Subject to Section 3.02(b), any such checks or test flights shall be of a reasonable duration. In determining if an Aircraft is in Delivery Condition the tolerances stated in the MDAC PFPM shall apply. FedEx shall bear its own incremental costs incurred to attend any inspections, tests and checks contemplated under this Article 3.

     (b) The initial flight test of an Aircraft shall not be more than four (4) hours in duration. Flightlease will permit at least two (2) representatives of FedEx to observe any functional flight check of an Aircraft made in conjunction with the Delivery of such Aircraft. During the functional flight check, Flightlease shall provide a pilot who shall function as pilot-in-command and who shall maintain operational control and responsibility for the Aircraft. FedEx shall provide a properly licensed and certificated pilot who shall occupy a pilot's seat (left or right, at the discretion of the pilot-in-command).
FedEx's pilot shall physically exercise the flight controls in such phases of flight as necessary to verify the functional operation of the Aircraft. Insurance for all functional flight checks shall be provided by Flightlease, at its sole expense under its insurance policies, provided, however, that any FedEx personnel who are to be present on such Aircraft during any such flight shall execute and deliver to Flightlease prior to such flight a release and waiver of liability containing terms and conditions reasonably satisfactory to Flightlease. Flightlease shall provide the fuel necessary for such flight check.

     (c) Upon completion of functional ground and flight check of an Aircraft, Flightlease shall, at Flightlease's expense and in accordance with the applicable criteria set forth in the Swissair Maintenance Program: (i) correct and/or clear any items noted in the Aircraft's log book and (ii) correct and/or clear any discrepancies of the Aircraft from the Delivery Condition otherwise noted during the functional ground and flight checks of such

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Aircraft. If an additional flight check is required to demonstrate that a discrepancy from the Delivery Condition for such Aircraft has been corrected, such additional flight check shall be conducted in the manner set forth in
Section 3.02(a) and (b). Any additional flight check made to inspect the correction of any discrepancy of such Aircraft from the required Delivery Condition previously noted shall be limited to the time necessary to inspect such discrepancy. If additional discrepancies from the Delivery Condition are noted during a subsequent flight check (or the original discrepancy is not satisfactorily corrected), Flightlease shall correct the discrepancy from the Delivery Condition noted during the subsequent flight check. Notwithstanding the foregoing, Flightlease shall not be required to correct or clear any items or discrepancies of the Aircraft from Delivery Condition that are (y) related solely to any Passenger Parts, or (z) which the Parties agree in writing in the Aircraft Delivery Certificate to correct and/or clear after the Delivery of the Aircraft.

     (d) Upon completion of the items in Sections 3.02(a) through 3.02(c) on an Aircraft, FedEx shall execute and deliver to Flightlease the Aircraft Delivery Certificate for such Aircraft pursuant to which FedEx shall certify that it has accepted the Aircraft and that the Aircraft is in the Delivery Condition, except to the extent that any remaining discrepancies of the Aircraft from the Delivery Condition are noted by the Parties in such Aircraft Delivery Certificate. Thereafter, subject to Section 3.01, Flightlease shall not change or alter the configuration or operate such Aircraft for any reason prior to Delivery without the prior written consent of FedEx.

     Section 3.03.  Delivery Procedure.  At the time of Delivery of each
Aircraft:

     (i) Flightlease shall deregister the Aircraft from the FOCA aircraft registry; shall cause the FOCA to confirm the deregistration of the Aircraft to the satisfaction of the FAA; and shall perform such other acts as are reasonably requested by FedEx to facilitate each Aircraft to be placed on the FAA aircraft registry;

     (ii) Flightlease shall execute and deliver to FedEx the FAA Bill of Sale (FAA Form 8050-2) and the Warranty Bill of Sale;

     (iii)    FedEx shall pay Flightlease the Purchase Price in accordance with
Section 2.03;

     (iv) Flightlease shall deliver to FedEx the Data with respect to such Aircraft;

     (v) Flightlease shall execute and deliver to FedEx an assignment of any warranties with respect to the Aircraft, in the form of Exhibit G;

     (vi) Concurrently with the delivery of the Warranty Bill of Sale described in clause (ii) above, Flightlease shall cause the FAA Bill of Sale executed by Flightlease to be filed and recorded with the FAA Aircraft Registry in Oklahoma City, Oklahoma. FedEx shall be responsible for all costs of filing or recording of the FAA Bill of Sale and any such other acceptance certificates, delivery receipts and any other documents as shall be agreed to by the Parties as appropriate for the sale, purchase and Delivery of such Aircraft;

     (vii) At the time and upon completion of Delivery of each Aircraft, Messrs. Daugherty, Fowler & Peregrin, special FAA counsel to FedEx, shall confirm to FedEx that such counsel will furnish FedEx its opinion, addressed to FedEx, to the effect that: (A) the FAA Bill of Sale with respect to the Aircraft being delivered by Flightlease to FedEx and the FAA Application for Registration relating thereto have been duly filed with the FAA; (B) legal title to such Aircraft is

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vested in FedEx or its designee, and (C) such Aircraft, including the Engines conveyed to FedEx in connection with such Aircraft, is free and clear of all Liens as may be recorded with the FAA, other than Liens arising by, through or under FedEx or its designee, if any, that has taken title to the Aircraft. Such opinion may be subject to the type of assumptions and qualifications regularly included by experienced FAA counsel in similar opinions;

     (viii) To facilitate the Delivery of each Aircraft, Flightlease may deliver to the law firm of Daugherty, Fowler & Peregrin the documents contemplated in Section 3.03(ii) and (vi) of this Agreement. The referenced documents shall be held in escrow by such law firm pending Flightlease's express authorization to deliver the Warranty Bill of Sale and the assignment of warranties to FedEx and to deliver the FAA Bill of Sale to the FAA for recordation purposes. The fees and expenses of Daugherty, Fowler & Peregrin which are solely related to the escrow procedure and FAA filing set forth in this Section 3.03(viii) shall be paid by FedEx; and,

     (ix) Not more than thirty (30) days following the Delivery of each Aircraft, FedEx shall pay Flightlease for the fuel on board the Aircraft at Delivery as reflected on the applicable Aircraft Delivery Receipt.

     Section 3.04. Casualty Aircraft. If, before the Delivery Date of any Committed Delivery (as defined below), one or more Aircraft are designated as a "total loss" by Flightlease's insurers and such insurers pay to Flightlease the full insured value of such Aircraft or so designated by the insurers to the predecessor in title to the LTU Aircraft prior to Flightlease acquiring title to the LTU Aircraft (each a "Casualty Aircraft"), then Flightlease shall designate or re-designate other Aircraft in order to deliver an Aircraft to FedEx for each Scheduled Delivery Date; provided, however, that notwithstanding any such designation, one Committed Delivery per each such Casualty Aircraft shall automatically terminate in reverse chronological order of Scheduled Delivery Dates. If a Committed Delivery is terminated under this Section 3.04, Flightlease and FedEx shall have no further obligation to sell or purchase any Aircraft with respect to such Committed Delivery. For purposes of this Section 3.04, the term "Committed Delivery" shall mean a commitment to sell and deliver Aircraft whether or not a particular Aircraft had been designated for such delivery.

     Section 3.05. Aircraft Subject to Damage But Not a Casualty Aircraft. (a) If an Aircraft which has been designated for delivery to FedEx on a particular Scheduled Delivery Date sustains any damage and such damage can be repaired such that the Aircraft can be tendered for Delivery on the date (the "Partial Casualty Delivery Date") that is the later to occur of (i) the Scheduled Delivery Date with respect to such Aircraft or (ii) the date which is not more than two (2) weeks after the occurrence of such damage or partial destruction, Flightlease shall notify FedEx in writing of such occurrence and whether Flightlease elects (i) at Flightlease's sole cost and expense, to repair the damaged Aircraft so that it will be in Delivery Condition within such two (2) week period, or (ii) to substitute another Aircraft, if any, for the damaged Aircraft to be delivered not less than two (2) weeks after the original Scheduled Delivery Date. Any repair required by damage to the Aircraft shall not (i) impose any restrictions on the FOCA-certified limitations, performance or operation as set forth in the Manufacturer's FAA-approved Airplane Flight Manual for the Aircraft or (ii) materially impair the fuel mileage performance of the Aircraft or (iii) increase the empty weight of the Aircraft by more than 350 pounds.

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     (b)  Any delay in the Delivery of an Aircraft within the two (2) week period set forth in Section 3.05(a) shall be considered an Excusable Delay and shall not constitute an Event of Default hereunder.

     Section 3.06. Delivery Condition. (a) At the time of the tender of an Aircraft by Flightlease to FedEx in connection with its Delivery, the Aircraft shall be in the following condition:

     (i) The Aircraft (including installed Engines delivered with the Aircraft) shall meet the following standards:

          A. Transition Maintenance shall have been accomplished on each Aircraft (provided that FedEx has delivered to Flightlease the work cards required for such check not less than sixty (60) days prior to the applicable Scheduled Delivery Date for the Aircraft) as required to include each Aircraft on FedEx's Operations Specification.

          B. Each component or part of the Aircraft which has a hard time (hour, calendar or cycle) limit to restoration (including the APU, but
          excluding the landing gear) will have at least     *
          hours,             *                     cycles or
          * months (whichever is the applicable limiting factor) remaining to operate until its next scheduled restoration or removal.

          C. Each Engine delivered with an Airframe hereunder shall be subject to the following conditions:

              (1) have not more than *    flight cycles since its last complete
              Overhaul in accordance with SR Technics' PW 4000 Engine Reliability Program (ERPVI);

              (2) each life-limited part shall have at least            *
              of its cycles remaining as specified by the manufacturer's engine manual; provided, however, FedEx agrees to accept up to twelve
              (12) Engines where each Life Limited Part has no less than      *
              of its cycles remaining subject to financial compensation to FedEx by Flightlease based upon the Pratt & Whitney parts price catalog current at the time of the applicable Engine Delivery to FedEx, all as more particularly set forth in Exhibit L to this Agreement;

              (3) no Engine shall be subject to special surveillance or inspection conditions which reduces the maintenance intervals below those of SR Technics' approved engine maintenance program, except in the case of either (i) an industry-wide mandatory inspection which cannot be terminated, or (ii) acceptance and agreement by FedEx; additionally, the intervals between scheduled
              borescopes shall not be less than every         *.

          D. landing gear shall have been overhauled not more than six (6) years prior to each applicable Aircraft Delivery.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

          E. each Aircraft shall be delivered with an export certificate of airworthiness issued by the FOCA.

          F.  each Aircraft shall be certificated to operate CATIIIB.

          G. each Aircraft shall be in compliance with all Airworthiness Directives and mandatory service bulletins issued by the FOCA, the FAA and the applicable Manufacturer.

          If the delivery condition set forth in paragraph (C)(1) above is
          less than   *  flight cycles since its last complete Overhaul in
          accordance with SR Technics' PW 4000 Engine Reliability Program, then the per Aircraft Purchase Price may be increased, all as more particularly provided in Exhibit I.

     The failure of the Aircraft being delivered to FedEx to meet the standards in this Section 3.06 when tendered for delivery shall give FedEx the right to refuse to accept delivery of the Aircraft.

          (ii) Each Airframe together with each Engine and all component parts of each Aircraft presented to FedEx for Delivery shall have been continually maintained on a non-discriminatory basis, consistent with the Swissair Maintenance Program and to an equal standard with all other similar aircraft in Flightlease's fleet. The foregoing sentence shall be applicable to the LTU Aircraft once Flightlease or its designee acquires legal title to such aircraft.

          (iii) The Aircraft, together with each Engine conveyed to FedEx at the time of the Delivery of the Aircraft, and the APU shall be in compliance with the Swissair Maintenance Program, the Aircraft shall be Airworthy and the Aircraft Records relating to such Aircraft, Engines and APU shall be in compliance with the Swissair Maintenance Program and the applicable FARs requiring the maintenance of such Aircraft Records. At the Scheduled Delivery Date, no deferred or carryover maintenance items shall exist with respect to the Aircraft, and all temporary repairs to the Aircraft shall have been made permanent and all temporary repairs to the Aircraft shall have been made permanent repairs in accordance with SRM Category A or Category B; provided, however, no Category B inspection
     interval shall be less than         *         hours or             *
     cycles.

          (iv) The delivery of any Engine or other Pratt & Whitney PW4460 or PW4462 engine installed on an Aircraft upon its Delivery shall be subject in all respects to Section 3.03.

          (v) The Aircraft shall be in a configuration which complies with Swissair's operating specifications for McDonnell Douglas Model MD-11 aircraft at such time, except to the extent that any discrepancies or deviations from such operating specifications shall result from the removal of Passenger Parts from the Aircraft.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

          (vi) The Aircraft (including the Engines to which title is conveyed therewith) and each Spare Engine shall be free of all Liens.

          (vii) Prior to the delivery of the Aircraft, Flightlease shall have stripped from the Aircraft any insignia, trademark or tradename on the Aircraft identifying the Aircraft as a Swissair aircraft or that of any other lessee or operator.

          (viii) Prior to the delivery of an Aircraft Flightlease shall have received from FedEx a listing of loose equipment and other passenger interior parts which are not required by FedEx for its operation of the Aircraft in a cargo configuration all of which Flightlease may retain at no cost.

     (b) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE AIRCRAFT SHALL BE DELIVERED BY FLIGHTLEASE AND ACCEPTED BY FEDEX "WHERE IS", "AS IS".

     (c) Flightlease shall not be responsible for compliance with any Airworthiness Directive outstanding with respect to any Airframe on the Scheduled Delivery Date for such Aircraft if the final date for compliance with such Airworthiness Directive is after such date, provided that Flightlease shall not discriminate against any of the Aircraft in connection with its compliance with Airworthiness Directives applicable to the McDonnell Douglas Model MD-11 aircraft in its fleet. With respect to any Engine, no Airworthiness Directive
shall be outstanding which requires termination within                     *
or         *            , whichever is most limiting, from the applicable
Scheduled Delivery Date.

     (d) Flightlease will require any lessee of an Airframe that may be delivered to FedEx to comply with any Airworthiness Directive applicable to such Aircraft in the same manner as Flightlease complies with such Airworthiness Directive with respect to the Aircraft in its fleet. With respect to any Engine, no Airworthiness Directive shall be outstanding which requires
termination within             *                       or         *        ,
whichever is most limiting, from the applicable Scheduled Delivery Date.

     (e) With respect to any Aircraft, Flightlease shall not have complied with or terminated any Airworthiness Directive applicable to either McDonnell Douglas Model MD-11 airframes and the accessories thereto or Pratt & Whitney PW4460 or PW4462 engines by the use of FAA-approved alternative means of compliance, unless FedEx expressly approves compliance with or termination of such Airworthiness Directive by such alternative means or FedEx's then current FAA-approved maintenance program permits compliance with or termination of such Airworthiness Directive by such alternative means of compliance.

     Section 3.07. Aircraft Delivery Certificate; Engine Delivery Certificate. Subject to any discrepancies from the Delivery Condition expressly noted by the Parties in the applicable Aircraft Delivery Certificate, FedEx's execution and delivery of an Aircraft Delivery Certificate with respect to an Aircraft as to which a Delivery occurs shall be a binding acknowledgment and agreement by FedEx that the Aircraft delivered was in the Delivery Condition upon its Delivery to FedEx. Subject to any discrepancies from the delivery conditions set forth in
Section 3.06 that are applicable solely

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

to Engines that are expressly noted by the Parties in the applicable Engine Delivery Certificate, FedEx's execution and delivery of an Engine Delivery Certificate with respect to an Engine or Spare Engine which is delivered to FedEx by Flightlease shall be a binding acknowledgment and agreement by FedEx that such Engine or Spare Engine, as the case may be, was in the condition required by Section 3.06 upon its delivery to FedEx by Flightlease.

     Section 3.08. Liability. FEDEX HEREBY RELEASES FLIGHTLEASE FROM AND FLIGHTLEASE SHALL NOT BE LIABLE FOR ANY DEFECT, KNOWN OR UNKNOWN, LATENT OR PATENT, IN SUCH AIRCRAFT, THE ENGINES, ANY PART OR COMPONENT OF SUCH AIRCRAFT AND ANY SPARE ENGINE OR SPARE PART DELIVERED TO IT OR FOR ANY ACTUAL, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUSTAINED BY FEDEX AS A RESULT OF ANY SUCH DEFECT, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF USE OF THE AIRCRAFT, THE ENGINES, THE SPARE ENGINES, THE SPARE PARTS OR ANY INTERRUPTION IN FEDEX'S BUSINESS RESULTING FROM OR OCCASIONED BY FEDEX'S INABILITY TO USE THE AIRCRAFT, THE ENGINES OR THE SPARE ENGINES EXCEPT AS EXPRESSLY SET FORTH HEREIN.

     Section 3.09. Title and Risk of Loss. (a) Concurrently with each Delivery of an Aircraft (or Spare Engine or Spare Part, as the case may be) and after receipt by Flightlease of the Purchase Price thereof but not prior thereto, title to, and risk of loss of, damage to or destruction of such Aircraft (or Spare Engine or Spare Part, as the case may be) shall pass from Flightlease to FedEx. FedEx shall not, by virtue of this Agreement acquire any insurable or other ownership interest in an Aircraft or Spare Part or Spare Engine prior to the Delivery thereof by Flightlease to FedEx.

     (b) Upon Delivery of an Aircraft and subject to Section 3.03(ix) and Flightlease's receipt of the applicable Aircraft Purchase Price, FedEx shall take title to any fuel on board of the Aircraft.


                                   ARTICLE 4
                SPARE ENGINES; AIRCRAFT SIMULATOR; SPARE PARTS

     Section 4.01. Obligation to Sell Spare Engines; Spare Engine Purchase Price; and Delivery Condition. (a) Flightlease will sell to FedEx and FedEx shall purchase from Flightlease eight (8) Pratt & Whitney PW4462 engines, each in full QEC configuration in accordance with the Pratt & Whitney powerplant Buildup Manual 51A096-1963 and two (2) fully-functional low profile transport stands. The engine build (wing or tail) for Spare Engines shall be defined by Flightlease; provided, however, Flightlease will deliver a minimum of three (3) Spare Engines in the tail configuration. The Spare Engines shall be sold to FedEx on each of the dates set forth on Exhibit A and shall be transported on a fully-functional low profile transport stand. Not less than thirty (30) days prior to each of the dates set forth on Exhibit A, Flightlease shall deliver to FedEx a Spare Engine Designation, the form of which is attached as Exhibit H, designating the Spare Engine to be delivered to FedEx on the applicable Delivery Date. Concurrent with the Delivery of a Spare Engine to FedEx, each of Flightlease and FedEx shall execute and deliver to the other a Spare Engine Delivery Certificate. The engine stand delivered with the first Spare Engine shall be retained by FedEx. The second Spare Engine to be delivered to FedEx will be shipped on a transport stand which must be returned to Flightlease each time for shipment of the next Spare Engine until FedEx retains the engine stand with delivery of the last Spare Engine.

     (b)  The Purchase Price for each Spare Engine shall be         *
          and each Spare Engine shall comply with the delivery conditions set forth in Subsections 3.06(a)(i)(C)(1) through (3) and Subsections 3.06(c) and
(d) of this Agreement and FedEx shall have the right to borescope each Spare Engine under the provisions set forth in Section 3.02(a) of this Agreement; provided, however, if any Spare Engine fails to meet the conditions specified in
Section 3.06(a)(i)(C)(1) of this Agreement, then the Spare Engine Purchase Price may be increased or decreased, as applicable, all in accordance with the formula set forth in Exhibit I.

     Section 4.02.  Intentionally Omitted..

     Section 4.03. Obligation to Sell MD-11 Full Flight Aircraft Simulators. Flightlease hereby acknowledges that it has agreed to sell or cause to be sold to FedEx two (2) MD-11 full flight aircraft simulators bearing manufacturer's serial numbers 5 and 6 . Simulator bearing manufacturer's serial number 6 shall be delivered to FedEx not later than October 31, 1999 and the simulator bearing manufacturer's serial number 5 shall be delivered to FedEx at a mutually agreeable date in 2006, but in any event not later than three (3) months prior to the last Scheduled Delivery Date under this Agreement. The purchase price for the simulator bearing manufacturer's serial number 6 shall be
   * and the purchase price for the simulator bearing manufacturer's serial number 5 shall be
* , all upon the terms and conditions as more particularly set forth in that certain Aircraft Simulator Purchase Agreement, a copy of which is attached as Exhibit M to this Agreement.

     Section 4.04. Spare Parts List. Within nine (9) months of the date of execution of this Agreement, Flightlease will deliver to FedEx a Spare Parts list (the "Spares List") which will include all Spare Parts held by Flightlease, SR Technics and Swissair in their respective inventories as of the actual date of delivery to FedEx of the Spares List. Further, Flightlease agrees to update the Spares List and deliver a copy of the same to FedEx within nine (9) months after Flightlease's acquisition of the last LTU Aircraft. The Spares List and any updates thereto will set forth for each type of Spare Part, SR Technics' part numbers and the manufacturer's part numbers for each type of Spare Part, the quantity of each type of Spare Part held by Flightlease, SR Technics and Swissair at the date on which the Spares List or the update is delivered and the
average unit price for each type of Spare Part              *
     * and any update (the "Average Unit Price"). The Spares List and any update will be provided via electronic storage media mutually acceptable to Flightlease and FedEx. Flightlease will also provide FedEx with a hard copy of the Spares List. and any updates thereto.

     Section 4.05. Spare Parts Purchase Rights. On each date upon which FedEx accepts Delivery of an Aircraft and upon not less than forty-five (45) days' prior written notice to Flightlease, FedEx has the option but not the obligation to purchase from Flightlease Spare Parts surplus to SR Technics' requirements and having an aggregate Average Unit Price of up to
        * for each Aircraft as to which Delivery occurs. Any written notice to Flightlease shall include the date on which it will take delivery of such Spare Parts, any particular mix of Spare Parts

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

that it desires to have in such lot of Spare Parts and the destination to which the Spare Parts are to be shipped. FedEx shall pay to Flightlease an
amount not more than        *                       of the aggregate Average
Unit Price for each such Spare Part acquired from Flightlease, all in accordance with the payment procedures set forth in Section 2.03 of this Agreement.
Nothing herein shall restrain FedEx from purchasing Spare Parts from Flightlease at the Average Unit Price at any time Flightlease offers Spare Parts for sale to FedEx.

     Section 4.06. Spare Parts Documentation. At the time of delivery of the Spare Parts sold by Flightlease to FedEx, the Spare Parts delivered will be free and clear of all Liens and will be in a serviceable condition. Such Spare Parts will be packaged in accordance with ATA 300 specifications and be accompanied by a Swissair or SR Technics Serviceable Tag (which shall specifically include either an executed JAA Form 1 or an FAA Form 8130-3). Any Spare Parts delivered to FedEx may be in a form modified by Flightlease in order to comply with applicable Airworthiness Directives, manufacturer's service bulletins and recommendations for modification by the respective manufacturers of such Spare Parts. In addition, any Spare Parts delivered to FedEx by Flightlease shall be in compliance with any outstanding Airworthiness Directives and service bulletins required to be complied with or terminated on or before the delivery date of such Spare Parts. Upon FedEx's request at the time of the delivery of a particular Spare Part, Flightlease will also provide FedEx with the last Shop Findings Report which Flightlease or SR Technics has in its records with respect to that Spare Part if Flightlease or SR Technics regularly creates and retains Shop Findings Reports for such type of Spare Part pursuant to the Swissair Maintenance Program. FedEx will not be required to accept any Spare Part tendered by Flightlease for sale to FedEx that does not meet the applicable requirements of FAR (S)43.9. Flightlease will make no representations or warranties with respect to the Spare Parts sold to FedEx pursuant to this provision other than that such Spare Parts are free and clear of all Liens (except as may arise or be created by FedEx or its successors-in-interest) and are serviceable.

     Section 4.07. FedEx's Right of First Refusal. At any time on or after January 1, 2002, in the event any of Swissair, SR Technics or Flightlease proposes to sell or otherwise transfer to a single purchaser (whether in a single transaction or multiple stages which constitutes a single transaction)
Spare Parts which in the aggregate have an Average Unit Price of          *
      * or greater, then Flightlease, SR Technics or Swissair, as applicable, shall submit a written offer to FedEx to
sell such Spare Parts to FedEx at a price equal to      *
   * of the Average Unit Price for each such Spare Part. The written offer shall include a copy of the bonafide, third-party offer received by Flightlease, SR Technics or Swissair, as applicable, and which such party intends to accept. FedEx shall have forty-five (45) days from actual receipt of the offer to accept such offer by giving the offering party (at all times with a copy to Flightlease) written notice of its acceptance to purchase the Spare Parts upon the terms and conditions contained in this Agreement and a mutually acceptable delivery schedule. In the event FedEx either (i) rejects the written offer specified above or (ii) fails to accept the offer within the forty-five
(45)day period specified above, then the right of first refusal shall expire and Flightlease and Swissair shall have no further obligation whatsoever to FedEx for the particular Spare Parts identified in the written notice.
Notwithstanding the foregoing, if FedEx receives a written offer from Flightlease, SR Technics or Swissair, as applicable, for the sale of any one particular Spare Part, then FedEx shall have seven (7) days from actual receipt of the offer to accept such offer by

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

giving Flightlease written notice of its acceptance to purchase the Spare Part upon the terms and conditions contained in this Agreement and a mutually acceptable delivery schedule.

                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES

     Section 5.01.  Flightlease's Representations and Warranties.

     (a)  Flightlease hereby represents and warrants to FedEx as follows:

          (i) Organization and Existence. Flightlease is a corporation validly existing, duly organized and in good standing under the laws of Switzerland.

          (ii) Due Authorization. Flightlease has all requisite corporate power and authority to execute and enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Flightlease and the performance by Flightlease of its obligations hereunder have been duly authorized by all necessary corporate action, do not knowingly contravene any law, statute, rule, regulation, ordinance, writ, decree, judgment or injunction applicable to Flightlease, or result in the violation of, the breach of, or a default or event of default under any indenture, agreement, mortgage, contract, agreement, other instrument or document, or any contractual restriction to which Flightlease is a party, which is binding on it, which affects Flightlease or by which its assets are bound or affected to the extent that the contravention, violation or breach thereof or the occurrence of a default or event of default thereunder would have a material adverse effect on the ability of Flightlease to satisfy its obligations hereunder.

          (iii) Approvals. All authorizations, consents, approvals, waivers and other actions required by, and all notices to and filings required to be made with, all governmental authorities and regulatory bodies for the due execution, delivery and performance by Flightlease of this Agreement or the consummation of the transactions contemplated by this Agreement have been obtained.

          (iv) Enforceability. This Agreement (including the joinder of SR Technics to this Agreement) constitutes the legally valid and binding obligations of Flightlease and SR Technics, enforceable against each of SR Technics and Flightlease in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other laws affecting creditors' rights generally or general equitable principles, whether applied in a court of law or in a proceeding at equity.

     (b) With respect to any Aircraft, Spare Part and Spare Engine being delivered, Flightlease hereby represents and warrants to FedEx that upon Delivery of such Aircraft, Spare Part and Spare Engine:

          (i) Except as expressly agreed to in writing by FedEx or as expressly permitted in this Agreement, the Aircraft, the Spare Parts and the Spare Engines shall be in the Delivery Condition on their respective Delivery Dates;

          (ii) Flightlease shall have full power and lawful authority to convey its ownership interest in the Aircraft, Spare Parts and Spare Engines to FedEx on their respective Delivery Dates; and

          (iii) upon execution, filing and recordation with the FAA of the FAA Bill of Sale and delivery of the Warranty Bill of Sale to FedEx, FedEx shall have received good legal and beneficial title to the Aircraft, including the Engines and Spare Engines, as applicable, conveyed to FedEx in connection with such Aircraft, free and clear of all Liens, other than Liens arising by, through or under FedEx or any designee of FedEx that has taken title to the Aircraft or a Spare Engine.

     (c) Prior to Flightlease's delivery to FedEx of any PW4460 Engines, Flightlease will reasonably endeavor to upgrade all such PW4460 Engines to PW4462 standard, subject to no significant additional cost to Flightlease.

     (d) That each of the Pratt & Whitney PW4462 Engines acquired by Swissair in 1997 and bearing MSN P733815, P733816, P733817, P733802, P733803, P733804,
P733799, P733800, and P733801 shall be Engines which are to be transferred and sold to FedEx hereunder with Airframes to be selected by Flightlease; provided, however, in all cases three of such engines shall be delivered to FedEx either concurrently with or prior to Delivery of each Airframe bearing Manufacturer's Serial Numbers 48540, 48634 and 48541. Notwithstanding the foregoing to the contrary, if one or more of the Engines specified in this Section 5.01(d) are subject to a "total loss" by Flightlease's insurers and such insurers pay to Flightlease the full insured value of any such Engine(s), then Flightlease shall designate in writing another Engine(s) to be delivered to FedEx. Any such substitute Engine(s) proposed to be delivered to FedEx shall conform in all respects to the conditions set forth in Section 3.06(a)(i)(C), Section 3.06(c) and (d), and shall not have more total hours or total cycles than the Engine that it is replacing.

     Section 5.02. No Warranties. EXCEPT FOR WARRANTIES OF TITLE AND ANY ASSIGNED MANUFACTURERS' WARRANTIES AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE AIRCRAFT, THE SPARE PARTS, THE ENGINES AND THE SPARE ENGINES SHALL BE PURCHASED "WHERE IS", "AS IS" AND WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER WITH RESPECT TO ANY AIRCRAFT, THE ENGINES, THE SPARE PARTS OR THE SPARE ENGINES INCLUDING, BUT NOT LIMITED TO: ANY OBLIGATION OR LIABILITY IN STRICT LIABILITY OR TORT; OR THE CONDITION, DESIGN, QUALITY OR CAPACITY OF THE AIRCRAFT OR THE SPARE ENGINES OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE.

     Section 5.03. FedEx's Representations. FedEx hereby represents and warrants to Flightlease as follows:

          (i) Organization and Existence. FedEx is a corporation validly existing, duly organized and in good standing under the laws of the State of Delaware.

          (ii) Due Authorization. FedEx has all requisite corporate power and authority to execute and enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by FedEx and the performance by FedEx of its obligations hereunder have been duly authorized by all necessary corporate action, do not knowingly contravene any law, statute, rule, regulation, ordinance, writ, decree, judgment or injunction applicable to FedEx, or result in the violation of, the breach of or a default or event of default under any indenture, agreement, mortgage, contract, agreement, other instrument or document, or any contractual restriction to which FedEx is a party, which is binding on it, which affects FedEx or by which its assets are bound or affected to the extent that the contravention, violation or breach thereof or the occurrence of a default or event of default thereunder would have a material adverse effect on the ability of FedEx to satisfy its obligations hereunder.

          (iii) Approvals. All authorizations, consents, approvals, waivers and other actions required by, and all notices to and filings required to be made with, all governmental authorities and regulatory bodies for the due execution, delivery and performance by FedEx of this Agreement or the consummation of the transactions contemplated by this Agreement have been obtained.

          (iv) Enforceability. This Agreement constitutes the legally valid and binding obligation of FedEx, enforceable against FedEx in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or other laws affecting creditors' rights generally or general equitable principles whether applied in a court of law or in a proceeding at equity.


                                   ARTICLE 6
                     ADDITIONAL DOCUMENTATION AND RECORDS;
                   TRANSLATION OF DOCUMENTATION AND RECORDS

     Section 6.01. Additional Documentation and Records. Notwithstanding any other provision in this Agreement, FedEx acknowledges that neither Flightlease nor Swissair is an FAA Part 121 Operator of aircraft. Accordingly, except for the matters set forth in Exhibit D and Section 4.06 which shall be delivered to FedEx by Flightlease, if FedEx requires additional Aircraft documentation or records then Flightlease hereby agrees to use its best efforts to promptly procure and deliver such documentation or records to FedEx, but only to the extent that they are in the possession of Flightlease, Swissair or any subsequent operator of the Aircraft.

     Section 6.02. Translation of Documentation and Records. In addition to the items set forth in Exhibit D to this Agreement which will be delivered to FedEx in the English language, Flightlease agrees to use its best efforts to assist FedEx with the translation into the English language of any additional documentation which is provided to FedEx by Flightlease and that is required for the United States FAA certification of each Aircraft. Upon written request by Flightlease, FedEx agrees to reimburse Flightlease for its actual, reasonable costs for translation of additional documentation.


                                   ARTICLE 7
                ASSIGNMENT OF WARRANTIES, SERVICE LIFE POLICIES
                            AND PATENT INDEMNITIES

     Section 7.01. Assignment of Warranties. At Delivery of each Aircraft and Spare Engine, an Assignment of Assignable Warranties in the form of Exhibit G shall be executed by Flightlease and delivered to FedEx pursuant to which Flightlease will assign to FedEx, effective upon Delivery of such Aircraft or Spare Engine, all of Flightlease's interests in any and all existing and assignable warranties, service life policies and patent indemnities of manufacturers and maintenance and restoration providers relating to such Aircraft or Spare Engine. Further, upon FedEx's request, Flightlease shall (i) give written notice to any such manufacturers and maintenance and restoration providers of the assignment of such warranties, service life polices and patent indemnities to FedEx, and (ii) take all such actions as may be reasonably requested by FedEx in assisting FedEx in the enforcement of its rights pursuant to this Article 7. Where such assistance provided under this Section 7.01 is materially burdensome upon Flightlease or exposes Flightlease to a material liability to third parties, such liability cost or expense shall be for the account of FedEx.


                                   ARTICLE 8
                               PAYMENT OF TAXES

     Section 8.01.  Payment of Taxes by FedEx.  (a) Except as provided in
Section 8.01(b), any and all taxes, excises, duties and assessments whatsoever (including any related penalty, interest or other additions to tax) ("Tax" or "Taxes") arising out of the sale, transfer or delivery of the Aircraft, Engines, Spare Parts or the Spare Engines under this Agreement, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction, shall be the sole responsibility and liability of FedEx and FedEx shall indemnify and hold Flightlease harmless from any and all such Taxes. Subject to the provisions contained in Section 3.06 herein, Flightlease and FedEx will cooperate in good faith and take such reasonable actions as are practicable to minimize or, if possible, eliminate any such Taxes.

     (b) The indemnity provided for in Section 8.01(a) shall not extend to any of the following:

          (i) Taxes based upon, measured by or with respect to the net income, gross receipts in the nature of an income tax not in the nature of a transfer tax, items of tax preference or minimum tax or excess profits, capital, franchise, net worth or conduct of business or other similarly-based taxes of Flightlease;

         (ii) Taxes imposed on Flightlease that would not have been imposed, but for the willful misconduct or gross negligence of Flightlease; or

         (iii) Taxes imposed by the country of Switzerland or any political subdivision or taxing authority thereof or created thereunder; provided, however, that in the case of value added tax (Mehrwertsteuer) or similar Tax assessed in Switzerland ("VAT"), FedEx will, at Flightlease's expense, take all action reasonably requested by Flightlease to recover such VAT where it is able to do so and immediately to pay such recovered amounts, or direct such recovered amounts, to Flightlease.

     (c) With respect to any Tax which FedEx has assumed responsibility for under this Article 8, FedEx shall either (i) pay at the delivery date for any equipment or other personal property sold by Flightlease to FedEx, all sales or other similar taxes payable with respect to the sale and/or purchase of such Aircraft, Engines, Spare Parts or Spare Engines, respectively, or (ii) provide to Flightlease an exemption certificate, resale certificate, or other evidence reasonably acceptable to Flightlease that the sale and purchase of any Aircraft, Engines, Spare Parts or Spare Engine is exempt from any such tax. Other evidence includes, but is not limited to, a letter specifying the applicable taxing authority's statute, regulation, rule or case law authority providing for such exemption.

     (d) If any Tax for which FedEx has assumed the responsibility for payment pursuant to this Article 8 is levied, assessed or imposed upon Flightlease, Flightlease shall promptly give FedEx notice of such levy, assessment or imposition, whereupon FedEx shall promptly pay and discharge the same or, if permitted by law, may contest or protest such liability before payment. If Flightlease fails to notify FedEx, FedEx will be relieved of its indemnity obligations under this Section 8.01 with respect to that Tax. Upon the written request and at the sole expense of FedEx, Flightlease shall reasonably cooperate with FedEx in contesting or protesting the validity or application of any such Tax (including, but limited to, permitting FedEx to proceed in Flightlease's name if required or permitted by law, provided, in each case, that such contest does not involve, or can be separated from, the contest of any tax or other issues unrelated to the transactions described in this Agreement). FedEx also shall have the right to participate in any contest conducted by Flightlease with respect to a Tax indemnifiable under this Article 8, including, without limitation, the right to attend conferences with the taxing authority and the right to review submissions to the taxing authority or any court to the extent in the reasonable judgment of Flightlease, but only to the extent, such contest does not involve, or can be separated from, the contest of any tax or issues unrelated to the transactions contemplated in this Agreement. In the event Flightlease shall receive a refund of all or any part of such Tax (including a refund of interest and penalties, if any, in connection therewith) which FedEx has paid and discharged, the amount of such refund shall promptly be remitted to FedEx by Flightlease, less any expenses of Flightlease associated with contesting and/or protesting the validity or application thereof which have not been previously reimbursed by FedEx.

                                   ARTICLE 9
                                EXCUSABLE DELAY

     Section 9.01. Excusable Delay. Subject to Section 3.05, neither Party shall be responsible to the other Party for any Excusable Delay in the discharge and performance of its respective obligations and duties under this Agreement or for any delay or failure in the discharge and performance of its respective obligations and duties under this Agreement as a result of the action or omission of the other Party.

                                  ARTICLE 10
                                INDEMNIFICATION

     Section 10.01. FedEx's Indemnification. From and after the Delivery of an Aircraft, Spare Parts, Engines or Spare Engines to FedEx, FedEx shall defend, indemnify and hold harmless Flightlease, its Affiliates and each of their respective directors, officers, and employees (collectively the "Flightlease Indemnitees") from and against all claims, demands, suits, causes of action, obligations, liabilities, damages, losses and judgments, costs and expenses, whether or not arising from the negligence of such indemnified parties, asserted against any of them by reason of injury or death of any person, or by reason of loss of or damage to property, including such Aircraft, Spare Parts, Engines and Spare Engines, arising out of or in any manner connected with any of the Aircraft, Spare Parts, Engines and Spare Engines, including, without limitation, the purchase, sale, ownership, possession, use, operation, flight testing (if the event giving rise to the Flightlease Indemnitees' right to indemnity involves the Aircraft and occurs while a pilot who is an employee or an agent of FedEx is in control of the Aircraft being flight tested), storage, maintenance, financing, sale, lease or sublease of any Aircraft, Engine, Spare Engine or Spare Part.

     Section 10.02. Flightlease's Indemnification. Flightlease agrees to defend, indemnify and hold harmless FedEx, its Affiliates, and each of their respective directors, officers, and employees from and against all claims, demands, suits, causes of action, obligations, liabilities, damages, losses and judgments, costs and expenses, asserted against any of them by reason of any claim adverse to FedEx's title to any Aircraft, Engine, Spare Part or Spare Engine by any party claiming by or through Flightlease.

                                  ARTICLE 11
                                   INSURANCE

     Section 11.01. Liability Insurance. Commencing with the delivery of the first Aircraft to FedEx, FedEx shall maintain until the third (3rd) anniversary of the Delivery Date of each Aircraft, with insurance carriers reasonably acceptable to Flightlease, comprehensive airline liability insurance in an
amount not less than       *             which shall: include aircraft
liability, cargo liability, and comprehensive general liability insurance; insure, inter alia, FedEx's indemnification obligations to the Flightlease Indemnitees; and name the Flightlease Indemnitees as additional insureds. The insurers shall waive any right of subrogation, set-off or counterclaim against the Flightlease Indemnitees as to the coverage of the Flightlease Indemnitees, breaches of representations and warranties by FedEx. In the event of cancellation of or material change in the policy, such insurance shall continue in force for the benefit of the Flightlease Indemnitees for at least thirty (30) days after written notice to Flightlease.

     Section 11.02. Hull Insurance. If FedEx, or any successor to FedEx's interest in the Aircraft, maintains hull insurance on the Aircraft, FedEx shall require its, or its successor's, hull insurers to waive any and all rights of subrogation, set-off, counterclaim and deduction, whether by attachment or otherwise, which they may have against the Flightlease Indemnitees, for any loss, damage or destruction of the Aircraft.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

     Section 11.03. Insurance Certificates. Upon Delivery, FedEx shall furnish Flightlease with insurance certificates certifying (a) that the policies of insurance required by this Article 11 are in full force and effect (together with required waivers of subrogation) and (b) that Flightlease shall be given thirty (30) days' prior written notice by the insurers in the event of either cancellation or material change in coverage or cancellation of the waivers of subrogation, except in the event of war risk coverage, in which case the notice period shall be seven (7) days or such other period as shall be customary in the insurance market.

                                  ARTICLE 12
                             DEFAULT AND REMEDIES

     Section 12.01. Flightlease Events of Default. The following events shall constitute Events of Default as to Flightlease:

     (a) Flightlease shall fail to Deliver the Aircraft, Spare Parts or a Spare Engine in accordance with the terms and conditions of this Agreement;

     (b) Flightlease shall fail to perform any other covenant of Flightlease contained in this Agreement, and such failure is not cured within five (5) Business Days after written notice of such default is given by FedEx to Flightlease or, if such failure cannot be cured within five (5) Business Days, is not cured within ninety (90) days after receipt of such notice if Flightlease promptly commences taking and diligently pursues all necessary actions to cure such failure;

     (c) If any representation or warranty made by Flightlease herein or made in any statement or certificate furnished or required hereunder or in connection with the execution and delivery of this Agreement, proves untrue in any material adverse respect;

     (d) If Flightlease shall file a voluntary petition in bankruptcy, shall be adjudicated as bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek or consent to or acquiesce in the appointment of any trustee, shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

     (e) If a petition shall be filed against Flightlease seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statutes, law or regulation, and shall remain undismissed or unstayed for an aggregate of ninety (90) days (whether or not consecutive), or if any trustee, receiver or liquidator of either Party is appointed, which appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive).

     Section 12.02. FedEx Events of Default. The following events shall constitute Events of Default as to FedEx:

     (a) FedEx shall fail to accept delivery and pay the Purchase Price for any Aircraft, Spare Part or a Spare Engine tendered by Flightlease for Delivery to FedEx in accordance with this Agreement;

     (b) FedEx shall fail to perform any other covenant of FedEx contained in this Agreement and such failure is not cured within five (5) Business Days after written notice of such default is given by Flightlease to FedEx or, if such failure cannot be cured within five (5) Business Days, is not cured within ninety (90) days after receipt of such notice if FedEx promptly commences taking and diligently pursues all necessary actions to cure such failure;

     (c) If any representation or warranty made by FedEx herein or made in any statement or certificate furnished or required hereunder or in connection with the execution and delivery of this Agreement proves untrue in any material adverse respect;

     (d) If FedEx shall file a voluntary petition in bankruptcy, shall be adjudicated as bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek or consent to or acquiesce in the appointment of any trustee, shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

     (e) If a petition shall be filed against FedEx seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statutes, law or regulation, and shall remain undismissed or unstayed for an aggregate of ninety (90) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive).

     Section 12.03. Remedies. (a) Upon the occurrence of an Event of Default as to Flightlease, FedEx (i) shall, at its option, be relieved from its obligations arising thereafter to accept delivery of and pay the Purchase Price for the Aircraft or to purchase any Spare Parts or Spare Engines from Flightlease, (ii) may, at its option, terminate this Agreement, and (iii) shall have all other rights and remedies available to it at law and in equity, including, but not limited to, the equitable remedy of specific performance.

     (b)  Upon the occurrence of an Event of Default as to FedEx, Flightlease
(i) may, at its option, be relieved from its obligations arising thereafter to deliver any Aircraft or sell any Spare Part or Spare Engines to FedEx, (ii) may, at its option, terminate this Agreement and (iii) shall have all other rights and remedies available to it at law and in equity, including, but not limited to, the equitable remedy of specific performance.

     Section 12.04. Limitation of Damages. NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUSTAINED BY THE OTHER PARTY ARISING OUT OF THE FIRST PARTY'S DEFAULT UNDER THE TERMS OF THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY REMEDIES IT MAY HAVE AS A RESULT OF ITS

INCURRENCE OF ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF A DEFAULT BY THE OTHER PARTY UNDER THIS AGREEMENT.

                                  ARTICLE 13
                          PERFORMANCE OF OBLIGATIONS

     Flightlease acknowledges and agrees that notwithstanding the references in this Agreement to any of its affiliated corporations (including without limitation Swissair, SAirGroup and SR Technics) or the joinder of SR Technics to this Agreement, that the obligations, covenants, agreements and commitments hereunder are solely those of Flightlease. Flightlease further acknowledges and agrees that FedEx shall not have to pursue its rights against any other party in order to cause the performance of the obligations and commitments contemplated hereunder.

                                  ARTICLE 14
                                  CONDITIONS

     Section 14.01. Conditions to FedEx's Obligations. The obligation of FedEx to accept an Aircraft and purchase any Spare Parts or Spare Engines from Flightlease shall be subject to the following conditions precedent:

     (a) The Aircraft and Spare Engines shall be Airworthy and shall be free and clear of all defects and discrepancies and shall have been continuously maintained in accordance with Swissair's Maintenance Program to the same standards (exclusive of interior furnishing) as all other aircraft in Flightlease's fleet. The foregoing sentence shall be applicable to the LTU Aircraft once Flightlease or its designee acquires legal title to such aircraft.

     (b) receipt by FedEx of a satisfactory opinion of counsel to Flightlease, which opinion may be rendered by in-house counsel, regarding due authorization, no conflicts with organization documents, agreements and instruments to which Flightlease and SR Technics are a party or their assets are bound or any court order, and enforceability of this Agreement and any ancillary agreements, and such other matters as may be reasonably requested. In such opinion, such counsel may render their opinions based solely on the federal and corporate laws of Switzerland. Such opinion may be subject to the type of assumptions and qualifications regularly included by experienced corporate counsel in similar opinions;

     (c) the execution of this Agreement and consummation of the transactions contemplated by it shall not breach, or result in a default under any statute, treaty, regulation or other regulatory directive, foreign or domestic, binding upon FedEx;

     (d) FedEx shall not be unable to perform its obligations with respect to one or more of the Aircraft as the result of the occurrence of a Force Majeure Event or other Excusable Delay (other than a Force Majeure Event or other Excusable Delay which is directly a result of the fault, act or omission of Flightlease); and

     (e) the Aircraft, the Spare Parts and the Spare Engines shall be in Delivery Condition.

     Section 14.02. Conditions to Flightlease's Obligations. The obligation of Flightlease to deliver any Aircraft and sell any Spare Parts and Spare Engines to FedEx shall be subject to the following conditions precedent:

     (a) compliance by FedEx with all applicable laws and regulations of all jurisdictions which are applicable to the transactions contemplated hereby;

     (b) receipt by Flightlease of a satisfactory opinion of counsel to FedEx, which opinion may be rendered by in-house counsel, regarding due authorization, no conflicts with organizational documents, agreements and instruments to which FedEx is a party or its assets are bound or any court order, and enforceability of this Agreement and any ancillary agreements, and such other matters as may be reasonably requested. In such opinion, such counsel may assume that the documents, agreements and instruments are governed by Tennessee law and render their opinions based solely on the federal laws of the United States, the corporate laws of the State of Delaware and the laws of the State of Tennessee. Such opinion may be subject to the type of assumptions and qualifications regularly included by experienced corporate counsel in similar opinions;

     (c) the execution of this Agreement and consummation of the transactions contemplated by it shall not breach, or result in a default under, any statute, treaty, regulation or other regulatory directive, foreign or domestic, binding upon Flightlease; and

     (d) Flightlease shall not be unable to perform its obligations with respect to one or more of the Aircraft as the result of the occurrence of a Force Majeure Event, other Excusable Delay which is directly a result of the fault, act or omission of FedEx.


                                  ARTICLE 15
                                CONFIDENTIALITY

     Section 15.01. Confidentiality Obligations. Each of Flightlease and FedEx agrees to keep the economic terms of this Agreement confidential and not to disclose, transfer, use or otherwise make available such information to any third party without the prior written consent of the other Party. Each of Flightlease and FedEx agrees to exercise care that is at least equal to the care it uses to protect the confidentiality of its own confidential and proprietary information of similar importance to prevent the disclosure to outside parties or unauthorized use of such information. Notwithstanding the above, Flightlease and FedEx (including the corporations of which each is a direct or indirect wholly-owned subsidiary) may disclose confidential information to their respective officers, directors, employees and/or tax, legal and other professional advisors (specifically including financial advisors) and institutions providing finance to either Flightlease or FedEx, each of whom is informed of the confidential nature of the information and of the restrictions on disclosure and use of the information as set forth herein and may disclose confidential information as required by law (including, but not limited to, pursuant to a request by the Internal Revenue Service or a federal, state or cantonal taxing authority for information or as may be required to enforce a Party's rights under this Agreement in a court of law). In the event of a breach of or a default under the terms of this Section 15.01, the non-breaching Party shall be entitled to pursue and seek all legal and equitable remedies available to it, including the equitable remedies of specific performance and injunction, which remedies shall not be deemed exclusive, but shall be cumulative. If either of the Parties desire to make a press release, information release or otherwise provide information to any third party for release to the news media with respect to the transactions contemplated by this Agreement, subject to its obligations under applicable securities laws, the Party desiring to make the release or provide the information shall provide the text of such release or information to the other Party for its review at least five (5) Business Days in advance of the proposed distribution of the release or information. Subject to legal requirements and other legally compelled disclosures, each Party shall obtain the prior written consent of the other Party to release of any such news or press release or information and the text of any written or oral statement or any release of information to be provided to the news media and the timing of the distribution of such information.

                                  ARTICLE 16
                              FURTHER ASSURANCES

     Section 16.01. Further Assurances. (a) Flightlease recognizes that in the course of (i) the conversion of the Aircraft from a passenger configuration to a cargo configuration and (ii) the transition of the Aircraft from the Swissair Maintenance Program to FedEx's FAA-approved maintenance program, issues will arise in which Flightlease may possess information and expertise regarding the Aircraft that FedEx would find useful, Aircraft Records or Engine Records that may be necessary to the transition of the Aircraft to FedEx's maintenance program, and other knowledge that will be useful to FedEx in connection with such activities. Subject to any restrictions on the disclosure of confidential information and consistent with the protection of its confidential information and proprietary information, including, without limitation, any trade secrets, Flightlease agrees to cooperate with FedEx and to assist FedEx by providing such confidential, proprietary and trade secret information pursuant to a mutually acceptable non-disclosure agreement and any non-confidential information regarding the Aircraft that Flightlease may possess which would be helpful to FedEx in achieving its goals. Flightlease also agrees to meet with representatives of FedEx and the FAA at mutually agreeable times and locations to discuss the Aircraft and Swissair's maintenance of the Aircraft. In no event shall the assistance to be provided by Flightlease to FedEx require the incurrence by Flightlease of more than nominal expense.

     (b) Flightlease will provide to FedEx a supplemental type certificate (a "STC") and the substantiating data covering any modification of an Aircraft or Engine or Spare Engine that is delivered to FedEx by Flightlease pursuant to this Agreement if that modification is designed by Flightlease. FedEx may use such STC to make the same modification covered by the STC to any other McDonnell Douglas Model MD-11 aircraft owned and operated by FedEx. Flightlease will not charge FedEx for the use of such a STC by FedEx on any of FedEx's McDonnell Douglas Model MD-11 aircraft.

                                  ARTICLE 17
                                 MISCELLANEOUS

     Section 17.01. Notices. Unless otherwise specified in writing by the affected Party, all notices, approvals, requests, consents and other communications given pursuant to this Agreement shall be in writing in the English language and shall be deemed effective when received if hand-delivered, sent by facsimile (which facsimile shall be confirmed by the executed counterpart thereof being sent by another means for giving notice specified herein), Federal Express priority service or sent by United States or Swiss certified or registered mail, addressed as follows:

If to Flightlease:   Flightlease, LTD
                     DYPT
                     CH-8058 Zurich-Airport  SWITZERLAND
                     Attention:  Head of Aircraft Trading
                     Telephone No. 41-1-812-3419
                     Facsimile No.  41-1-812-9813

If to SR Technics:   SR Technics
                     c/o Flightlease, LTD
                     DYPT
                     CH-8058 Zurich-Airport  SWITZERLAND
                     Attention:  Head of Aircraft Trading
                     Telephone No. 41-1-812-3419
                     Facsimile No.  41-1-812-9813

If to FedEx:         Federal Express Corporation
                     2005 Corporate Avenue
                     Memphis, Tennessee 38132
                     Attention:  Vice President, Fleet
                     Development and Acquisitions
                     Telephone No. (901) 395-3830
                     Facsimile No.  (901) 395-3828

     Section 17.02. Exhibits. All exhibits described in this Agreement shall be deemed to be incorporated and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any Exhibit, the provisions of this Agreement shall control.

     Section 17.03. Assignments. This Agreement and the rights and obligations hereunder, may be assignable or delegable in whole or in part, absolutely or by way of security, by either Party upon prior written notification to the non-assigning Party PROVIDED, HOWEVER, the assigning Party shall remain primarily liable for its obligations under this Agreement, with such continuing obligations to be evidenced by such agreements and instruments as the non-assigning Party may reasonably request.

     Section 17.04. No Offset. The amounts payable by either Party to the other Party under this Agreement shall be absolute and unconditional and shall not be subject to any abatement, reduction, set off, defense, counterclaim or recoupment of or by the Party obligated to make such payment as a result of any claim, cause of action or other rights that such Party may have against the other Party.

     Section 17.05. Binding Effect. This Agreement and the rights and obligations of the Parties hereunder, shall be binding upon and inure to the benefit of each of the Parties, their respective permitted successors, assigns and legal representatives.

     Section 17.06. Applicable Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the laws of conflict of laws of the State of New York. Further, the Parties irrevocably consent to the exclusive jurisdiction of the appropriate United States District Court located in the State of New York for the resolution of any disputes which may arise hereunder.

     Section 17.07. Entire Agreement. This Agreement shall constitute the entire agreement between the Parties with respect to the transactions contemplated herein and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of each of the Parties by their duly authorized representatives.

     Section 17.08. Expenses. Each of the Parties hereto shall be responsible for its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement.

     Section 17.09. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and which, taken together, shall constitute one and the same instrument.

     Section 17.10. Brokers' Commissions. Each of FedEx and Flightlease represent to the other Party that each has negotiated this Agreement directly with the other and that no brokers are entitled to a commission as a result of their actions. FedEx and Flightlease agree to indemnify and hold one another harmless from and against all claims, demands, liabilities, damages, losses or judgments which may be suffered by the other and which arise out of the actions of or employment by the other with any agent or broker.

     Section 17.11. No Remedy Exclusive. Except as expressly set forth herein, no remedy herein conferred upon or reserved to a Party herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or now or hereafter existing at law, in equity or by statute. Except as expressly set forth herein, no delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle a Party to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice other than such notice as may be herein expressly required.

     Section 17.12. Severability. If any provision of this Agreement or any application of any provision of this Agreement to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected by the invalidity or unenforceability of the provision generally or as to any person or circumstance. The other provisions of this Agreement shall be enforced to the greatest extent permitted by applicable law and in a manner to give effect to the intent of the Parties to the greatest extent possible.

     Section 17.13 Survival of Provisions. The rights, benefits and obligations of the Parties under Section 3.08, Section 3.09, Article 5, Article 6, Article 8, Article 10, Article 11, Article 12, Article 13, Article 15,
Article 16, and Sections 17.06 and 17.10 shall survive the completion of



              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK performance of this Agreement and its termination or expiration and continue in full force and effect thereafter in accordance with their respective terms.

     IN WITNESS WHEREOF, Flightlease and FedEx do hereby execute this Agreement on the day and year first above written.

                           FEDERAL EXPRESS CORPORATION


       Approved            By:/s/James R. Parker
   As to Legal Form           --------------------------------------
     KHS  4-21-98          Name:  James R. Parker
      Legal Dept           Title: Vice President-Fleet Development &
                                       Acquisitions

                           FLIGHTLEASE, LTD


                           By: /s/ Ph. Bruggisser
                              --------------------------------------
                           Name:
                           Title: Chairman

                           By: /s/ Peter Gysel
                              --------------------------------------
                           Name:
                           Title: Exec. VP Aircraft
                                       Purchasing & Sales

JOINDER OF SR TECHNICS

In consideration of the purchase of the Aircraft by FedEx, SR Technics hereby executes and delivers this Agreement to FedEx and to Flightlease in order to evidence its consent to the matters set forth in this Agreement as such matters relate to SR Technics and agrees to be unconditionally and absolutely be bound by the terms and conditions set forth therein, but only to the extent such matters directly relate to SR Technics.


                         SR TECHNICS


                           By: /s/ P. Truniger
                              --------------------------------------
                           Name:
                           Title: V P Engine Maintenance

                            /s/ H. Weder
                            H. Weder
                            V P Material     5/29/98

                                   EXHIBIT A
                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN
                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND
                       FLIGHTLEASE, LTD ("FLIGHTLEASE")
                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                AIRCRAFT SUBJECT TO AIRCRAFT PURCHASE AGREEMENT

The McDonnell Douglas Model MD-11 aircraft bearing the following Manufacturer's Serial Numbers: 48443, 48444, 48445, 48446, 48447, 48448, 48452, 48453, 48454,
48455, 48456, 48457, 48539, 48540, 48634, 48484, 48485, 48486, 48538, 48541



             SPARE ENGINES SUBJECT TO AIRCRAFT PURCHASE AGREEMENT

One (1) Spare Engine shall be delivered with each of the Aircraft to be delivered to FedEx on August 1, 2002; March 1, 2003; September 1, 2003; April 1, 2004; October 1, 2004; October 1, 2005; August 1, 2006 and November 1,
2006.

                                   EXHIBIT B

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                                   AIRCRAFT

                             DELIVERY CERTIFICATE

     This Aircraft Delivery Certificate is given by Flightlease, LTD ("Flightlease") and Federal Express Corporation ("FedEx") pursuant to the Agreement. Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

TENDER OF THE AIRCRAFT BY FLIGHTLEASE.

     Flightlease hereby tenders to FedEx for Delivery pursuant to the terms and subject to the conditions of the Agreement, the McDonnell Douglas Model MD-11 Aircraft described below:

          Registration Number:  __________________
          Manufacturer's Serial Number: ________________
          Fuselage or Line Number: ______________________

along with three (3) Pratt & Whitney PW4462 [PW4460] engines, bearing Manufacturer's Serial Numbers:

     Position (1)________    Position (2)________    Position (3)________

(the "Delivered Aircraft") with the operating times and cycles as accumulated on the Aircraft up to the time of Delivery, together with the Aircraft Records, listed on Exhibit D to the Agreement. Flightlease hereby restates and confirms each of its representations and warranties set forth in Section 5.01 of the Agreement.

___ US gallons of fuel on board acquired by Flightlease at $___ per US gallon.

     Tender of the Aircraft is made by Flightlease at __________________________, at _______/a.m./p.m. ____________ time, on this ____
day of _____________________, _____.

                              FLIGHTLEASE, LTD


                              By:_______________________________
                              Name:_____________________________
                              Title:______________________________

ACCEPTANCE OF THE AIRCRAFT BY FEDEX.

     FEDERAL EXPRESS CORPORATION ("FedEx") hereby accepts and acknowledges receipt of the Delivered Aircraft from Flightlease, in accordance with the terms and conditions of the Agreement, at ______________________, at _________/a.m./p.m. ____________ time, on ________________, __________, together with the Aircraft Records listed in Exhibit D to the Agreement.

     By its execution and delivery of this Certificate, FedEx hereby (i) restates and confirms each of its representations and warranties set forth in
Section 5.03 of the Agreement and (ii) acknowledges and agrees that upon delivery by Flightlease to FedEx, except as to those discrepancies expressly set forth in Attachment 1 and Attachment 2 to this certificate, the Delivered Aircraft was in Delivery Condition.

                              FEDERAL EXPRESS CORPORATION


                              By:__________________________________
                              Name:________________________________
                              Title:_________________________________

DISCREPANCIES FROM DELIVERY CONDITION.

     Flightlease and FedEx hereby agree that the remaining discrepancy or discrepancies of the Delivered Aircraft from the Delivery Condition, if any, and the manner of, and deadline for, the correction of any such discrepancy or discrepancies are as set forth in Attachment 2 hereto.

     Dated: ______________________, __________.

                              FLIGHTLEASE, LTD


                              By:_______________________________
                              Name:_____________________________
                              Title:______________________________


                              FEDERAL EXPRESS CORPORATION


                              By:__________________________________
                              Name:________________________________
                              Title:_________________________________

                 ATTACHMENT 1 TO AIRCRAFT DELIVERY CERTIFICATE

                           AIRCRAFT HOURS AND CYCLES

                        AS OF_________________,________

                    MCDONNELL DOUGLAS MODEL MD-11 AIRCRAFT

REGISTRATION NUMBER:  _______; FUSELAGE OR LINE NUMBER ____;
MANUFACTURER'S SERIAL NUMBER ____________

A.   AIRFRAME:

                           TOTAL SINCE            TO NEXT
                               NEW                C CHECK
FLIGHT HOURS               __________            __________
FLIGHT CYCLES              __________            __________
CALENDAR TIME              __________            __________

B.   PRATT & WHITNEY PW4462 [PW4460] ENGINES:

                              TOTAL      TOTAL FLIGHT   TOTAL CYCLES  TOTAL TIME
 ENGINE   MANUFACTURER'S  FLIGHT CYCLES  HOURS SINCE     SINCE LAST   SINCE LAST
POSITION  SERIAL NUMBER     SINCE NEW        NEW          OVERHAUL     OVERHAUL
--------  -------------     ---------        ---          --------     --------

   1      ____________      _________     ___________     ________     ________
   2      ____________      _________     ___________     ________     ________
   3      ____________      _________     ___________     ________     ________

     The flight cycles or flight hours remaining to the limitation on each life limited part in each Engine are as set forth in Annex 1 to this Attachment 1 to the Aircraft Delivery Certificate.

C.   LANDING GEAR
                              TOTAL                   TOTAL CYCLES   TOTAL DAYS
           MANUFACTURER'S  FLIGHT CYCLES  TOTAL DAYS        TO         TO NEXT
POSITION   SERIAL NUMBER     SINCE NEW    SINCE NEW   NEXT OVERHAUL    OVERHAUL

Nose       ____________      _________     ___________     ________     ________
Left Main  ____________      _________     ___________     ________     ________
Center Main____________      _________     ___________     ________     ________
Right Main ____________      _________     ___________     ________     ________

D.   AUXILIARY POWER UNIT

APU INSTALLED IN THE DELIVERED AIRCRAFT:
MANUFACTURER'S SERIAL NUMBER        _____________________
NUMBER OF FLIGHT CYCLES SINCE NEW  _____________________
NUMBER OF FLIGHT HOURS SINCE NEW  _____________________


LIFE LIMITED PARTS CONTAINED IN SUCH APU:

                                       MANUFACTURER'S      TOTAL FLIGHT     TOTAL FLIGHT       NUMBER OF CYCLES OR

                                           SERIAL          CYCLES SINCE     HOURS SINCE     HOURS REMAINING TO FIRST LIFE

         PART DESCRIPTION                  NUMBER              NEW              NEW             LIMITED PART REMOVAL
------------------------------------   --------------      ------------     ------------    -----------------------------
First Stage Low Pressure Compressor    --------------      ------------     ------------    -----------------------------

Second Stage Low Pressure  Compressor  --------------      ------------     ------------    -----------------------------

Third Stage Low Pressure Compressor    --------------      ------------     ------------    -----------------------------

High Pressure Turbine                  --------------      ------------     ------------    -----------------------------

First Stage Low Pressure Turbine       --------------      ------------     ------------    -----------------------------

Second Stage Low Pressure Turbine      --------------      ------------     ------------    -----------------------------


Dated:__________________________, _________.


                              FLIGHTLEASE, LTD


                              By: ________________________________
                              Name: ______________________________
                              Title: _______________________________

                            ANNEX 1 TO ATTACHMENT 1
                         AIRCRAFT DELIVERY CERTIFICATE
                                 PW4460/PW4462
                           LIFE LIMITED PARTS REPORT
              ENGINE POSITION ________ ENGINE SERIAL NO._________

--------------------------------------------------------------------------------------------------------
           PART                               PART    SERIAL     TIME       CYCLES     CYCLE    CYCLES
           NAME                              NUMBER   NUMBER   SINCE NEW   SINCE NEW   LIMIT   REMAINING
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
        FAN MODULE
--------------------------------------------------------------------------------------------------------
Cone Segment, Compressor Inlet
--------------------------------------------------------------------------------------------------------
   Coupling, Turbine Shaft
--------------------------------------------------------------------------------------------------------
Shaft, L.P.C. Drive Turbine
--------------------------------------------------------------------------------------------------------
  Airseal, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
   LOW COMPRESSOR MODULE
--------------------------------------------------------------------------------------------------------
   Hub, Front Compressor
--------------------------------------------------------------------------------------------------------
    Disc, Drum Rotor
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 1.6
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 2
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 3
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 4
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 HIGH COMPRESSOR MODULE
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 5
--------------------------------------------------------------------------------------------------------
   Hub, H.P.C. Front
--------------------------------------------------------------------------------------------------------
 Disc, Drum Rotor Front
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 6
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 7
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 8
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 9
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 10
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 11
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 12
--------------------------------------------------------------------------------------------------------
 Disc, Drum Rotor Rotor
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 13
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 14
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 15
--------------------------------------------------------------------------------------------------------
Shaft, H.P.C. Drive Turbine
--------------------------------------------------------------------------------------------------------
Hub, H.P.C. Rear
--------------------------------------------------------------------------------------------------------
Airseal, Diffuser
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HIGH PRESSURE TURBINE MODULE
--------------------------------------------------------------------------------------------------------
    Hub, Turbine Front
--------------------------------------------------------------------------------------------------------
  Airseal, H.P.T. Stg. 1
--------------------------------------------------------------------------------------------------------
  Airseal, H.P.T. Stg. 2
--------------------------------------------------------------------------------------------------------
  Ring, H.P.T. Stg. 1
--------------------------------------------------------------------------------------------------------
  Hub, Turbine Inter. Rear
--------------------------------------------------------------------------------------------------------
Plate, H.P.T. Blade, Retaining
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
LOW PRESSURE TURBINE MODULE
--------------------------------------------------------------------------------------------------------
  Airseal, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------
   Disc, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------
 Airseal, L.P.T. Stg. 4
--------------------------------------------------------------------------------------------------------
  Disc, L.P.T. Stg. 4
--------------------------------------------------------------------------------------------------------
 Airseal, L.P.T. Stg. 5
--------------------------------------------------------------------------------------------------------
  Hub, Turbine Rear
--------------------------------------------------------------------------------------------------------
 Disc, L.P.T. Stg. 6
--------------------------------------------------------------------------------------------------------

                 ATTACHMENT 2 TO AIRCRAFT DELIVERY CERTIFICATE

          DISCREPANCIES OF DELIVERED AIRCRAFT FROM DELIVERY CONDITION

     Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

     The following remaining discrepancy or discrepancies from Delivery Condition exist with respect to the Delivered Aircraft (as defined in the Aircraft Delivery Certificate of which this Attachment 2 is a part):

     Flightlease and FedEx have agreed that the foregoing discrepancy or discrepancies will be corrected in the following manner and by the following date or dates:



Dated: __________________________, _______.

                              FLIGHTLEASE, LTD


                              By:_______________________________
                              Name:_____________________________
                              Title:______________________________


                              FEDERAL EXPRESS CORPORATION


                              By:__________________________________
                              Name:________________________________
                              Title:_________________________________

                                  EXHIBIT C-1

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                        AIRCRAFT WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

     THAT the undersigned, FLIGHTLEASE, LTD., a corporation organized and existing under the laws of Switzerland ("Transferor"), has the power and right to convey the legal and beneficial title to that certain McDonnell Douglas MD-11 aircraft bearing Swiss Registration Number _________ and Manufacturer's Serial Number _______________, together with three (3) Pratt & Whitney PW4460 [OR PW4462] turbofan jet engines installed thereon, bearing Manufacturer's Serial Numbers _______________, ______________, and _____________, together with all fixed equipment, parts, components and accessories installed on said aircraft and engines (collectively the "Aircraft").

     THAT for and in consideration of the sum of Ten Dollars ($10) and other valuable consideration, Transferee does, this ____ day of ________________, 200__, grant, convey, transfer, bargain, sell, deliver and set over all of its rights, title and interests to and in the Aircraft unto FEDERAL EXPRESS CORPORATION, a Delaware corporation ("Transferee").

     Transferor hereby warrants to Transferee, its successors and assigns, that there is hereby conveyed to Transferee title to the Aircraft free and clear of all liens, encumbrances and rights of others arising by, through or under Transferor and that it shall warrant and defend such title forever against all claims and demands whatsoever; and that this bill of sale is made and delivered pursuant to the provisions of the Aircraft Sales Agreement between Transferor and Transferee, dated as of April 21, 1998.

     The matters set forth in this Bill of Sale shall be governed by and in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, Transferor has executed this Warranty Bill of Sale on the _____ day of __________________________, __________.

                              FLIGHTLEASE, LTD.


                              By: ___________________________
                              Name: _________________________
                              Title: __________________________

                                  EXHIBIT C-2

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                      SPARE ENGINE WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

     THAT the undersigned, FLIGHTLEASE, LTD., a corporation organized and existing under the laws of Switzerland ("Transferor"), has the power and right to convey the legal and beneficial title to that certain Pratt & Whitney PW4460 [OR PW4462] turbofan jet engine, bearing Manufacturer's Serial Number _____, together with all fixed equipment, parts, components and accessories installed on said engine (the "Engine").

     THAT for and in consideration of the sum of Ten Dollars ($10) and other valuable consideration, Transferee does, this ____ day of ________________, 200__, grant, convey, transfer, bargain, sell, deliver and set over all of its rights, title and interests to and in the Engine unto FEDERAL EXPRESS CORPORATION, a Delaware corporation ("Transferee").

     Transferor hereby warrants to Transferee, its successors and assigns, that there is hereby conveyed to Transferee title to the Engine free and clear of all liens, encumbrances and rights of others arising by, through or under Transferor and that it shall warrant and defend such title forever against all claims and demands whatsoever; and that this bill of sale is made and delivered pursuant to the provisions of the Aircraft Sales Agreement between Transferor and Transferee, dated as of April 21, 1998.

     The matters set forth in this Bill of Sale shall be governed by and in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, Transferor has executed this Warranty Bill of Sale on the _____ day of __________________________, __________.

                              FLIGHTLEASE, LTD.


                              By: ___________________________
                              Name: _________________________
                              Title: __________________________

                                   EXHIBIT D

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                   DATA RELATING TO THE AIRCRAFT AND ENGINES
                    TO BE DELIVERED BY FLIGHTLEASE TO FEDEX


Original or copies of the following items of Data will be supplied in the English language on the specified medium or on microfiche, microfilm, paper, disk or any then current medium or a combination of these media, with revision updates revised as of the applicable Delivery Dates. The required certifications for Aircraft time and cycles, life-limited parts, Airworthiness Directives and hard-time components for Airframes, Engines and APUs shall be signed by a manager or higher management personnel in the Airworthiness, Quality Assurance, Quality Control or Aircraft/Powerplant Records department of Swissair or Flightlease, as applicable. Any required certification of any item of Data shall be in the form attached as Appendix 1 to this Exhibit D.

MANUALS:

1.   FAA Approved Aircraft Flight Manual
2    Swissair Flight Operations Manual
3.   Aircraft Maintenance Manual
4.   Aircraft Overhaul Manual
5.   Aircraft Wiring Manual
6.   Aircraft Structure Repair Manual
7.   Aircraft Illustrated parts Catalog
8.   Aircraft Weight and Balance Manual, Loading Manual, Basic & Supplemental
9.   McDonnell Douglas Procedure for Actual Weighing/Balancing MD-11 Series
     Aircraft
10.  Aircraft Minimum Equipment
11.  Original Delivery Equipment List (packing sheets)
12.  McDonnell Douglas Aircraft Detail Specification
13.  Swissair Regulatory Authority Approved Aircraft Maintenance Program
14.  Swissair Maintenance Planning Documents
15.  Swissair Component Maintenance Program
16.  Swissair Component Maintenance Manuals
17.  Aircraft Interior Configuration (L.O.P.A.)
18.  Hard copy of all Engineering orders pertaining to MD-11 Aircraft
19. Supplemental Type Certificates. (Airframe, Engine and APU) and the related substantiating data.

Page 2
Exhibit D

20. Substantiating Data relating to any modifications, alterations or repairs to the Airframe, Engines, APU and any Components (Parts) suitable for installation and use on the Airframe, Engines or APU
21.  Cross Reference, Swissair Part Numbers versus Manufacturers Part Numbers
22.  Swissair Engine Heavy Maintenance Program
23.  Swissair Engine Build Specifications
24.  Swissair Engine Maintenance Program (on wing)
25.  Swissair Powerplant Build-up Manual
26.  Swissair Pratt & Whitney 4000 Component Maintenance Manuals - All Chapters
27.  Pratt & Whitney 4000 Engine Manual, Part Number 50A824
28.  Engine Standard Practices Manual, part Number 585005
29.  Engine facility Planning Manual, Part Number 50A442
30.  Pratt & Whitney 4000 Illustrated Parts Manual, Part Number 50A824
31.  Engine Support Equipment Numerical Index, Part Number 50A738
32.  Engine Parts Application Manual, Part Number 51A072
33.  Engine Cleaning/Inspection/Repair Manual, Part Number 51A009
34.  Engine Service Bulletin Manual and P&W 4000 EMP
35.  Swissair APU Heavy Maintenance Program
36.  Swissair APU Build Specifications
37.  Swissair APU Maintenance Program (in service)
38.  APU Maintenance Manual
39.  APU Illustrated Part Catalog
40.  APU Wiring Diagram Manual

DOCUMENTS:

1.   Certificate of Airworthiness
2.   Certificate of Registration

DRAWINGS/CHARTS:

1.   Fuel Distribution Chart, Compass Correction Card, and Major Avionic List.

Page 3
Exhibit D

RECORDS:

AIRCRAFT:

1.  Aircraft Weight and Balance Report
2.  Aircraft Historical Flight Logs with certification per attached Appendix I
3.  Aircraft Historical Maintenance Records
4.  Aircraft Engineering Order (EO) Completion List
5. Aircraft EOs Confirming AD Compliance, including method of compliance and any alternate means of compliance with certification per attached Appendix I
6.  Aircraft Service Bulletin Compliance List
7. Aircraft Incident and Accident Reports, if none a letter stating the Aircraft has not been in any incidents or accidents
8. Aircraft Time Log Report or similar documentation (Aircraft, Engines, APU and Components) with certification per attached Appendix I
9.  Aircraft Life Limited Parts List
10. Airframe and Landing Gear Life-Limited Parts Records (including tags and tear-down reports) with certification per attached Appendix I
11. Aircraft Flying Components/Parts listing including Part Number, Serial Number and Installation location (if available)
12. Aircraft Airworthiness Directive (AD) Status Report with certification per attached Appendix I, including accomplishment documents for the last action taken complete with parts tags and tear-down reports where applicable
13. Data packages on all major repairs and alterations including manufacturer and regulatory authority approvals/authorizations
14. Listing and summary description, in English of all non-routines, including non-routine number and description of discrepancy, generated during last
    "C" Check/Transition Maintenance Check performed prior to delivery of each aircraft to FedEx.

ENGINE:

1.  Engines Historical Maintenance Records
2.  Engines Trend Monitoring Records (last 30 days)
3. Engine Life-Limited Parts List (back-to-birth records) with certification per attached Appendix I
4.  Engine Life-Limited Parts Records (including tags and Shop Findings
    Reports)

Page 4
Exhibit D

5. Engine Accessories/component List, including Part Numbers, Serial Number, Time Since New (TSN), Time Since Installation (TSI) and Time Since Overhaul
     (TSO)
6. Engine Engineering Order (EO) Completion List, including method of compliance and any alternate means of compliance
7.   Engine EOs Confirming AD Compliance
8.   Engine Service Bulletin Compliance List
9. Engine Airworthiness Directive (AD) Status report with certification per attached Appendix I, including accomplishment documents for the last action taken complete with parts tags and tear-down reports where applicable

APU:

1.   APU Historical Records including last shop visit
2.   APU Life-Limited Parts List with certification per attached Appendix I
3. APU Airworthiness Directive (AD) Status Report and method of compliance with certification per attached Appendix I, including accomplishment documents for the last action taken complete with parts tags and tear-down reports where applicable
4.   APU Service Bulletin Compliance List
5.   APU Life-Limited Parts Records (including tags and Shop Findings Reports)
6. Engineering Order (EO) Completion List, including method of compliance and any alternate means of compliance
7.   Engineering Orders Confirming AD Compliance
8. APU Accessories/Component List, including Part Number, Serial Number, Time Since New (TSN), Time Since Installation (TSI) and Time Since Overhaul
     (TSO).

                                  APPENDIX I


AIRCRAFT REGISTRATION NO. ________  MANUFACTURER'S SERIAL NO. ________

DATE ______________________



                                    (TITLE)


I HEREBY CERTIFY THAT THIS IS A TRUE AND ACCURATE RECORD TO THE BEST OF MY KNOWLEDGE.


---------------------------         --------------------------
SIGNATURE                           DATE


---------------------------         --------------------------
PRINTED NAME                        TITLE


---------------------------         --------------------------
COMPANY NAME                        COMPANY CERTIFICATE TYPE


---------------------------
COMPANY CERTIFICATE NUMBER

                                   EXHIBIT E

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                    DESIGNATION OF AN AIRFRAME FOR DELIVERY
                          ON SCHEDULED DELIVERY DATE

     Any capitalized term used herein shall have the meaning ascribed to it in the Agreement.

     1. The Scheduled Delivery Date for which the Designated Airframe (as defined below) is being designated is ________________________________.

     2. The following are the identification numbers of the Airframe designated for delivery on the Scheduled Delivery Date set forth in Paragraph 1. above (the "Designated Airframe"):

     Registration Number:    _____________________
     Manufacturer's Serial Number:   ________________
     Fuselage or Line Number:   ____________________

     3. The total flight hours and flight cycles on the Designated Airframe since delivery of the Designated Airframe by the Manufacturer to Flightlease and the number of flight hours and flight cycles remaining on the Designated Airframe to certain C Checks as of the date and time of this Designation are as follows:

                           Total Since            To Next
                               New                C Check
Flight Hours               ___________          ___________
Flight Cycles              ___________          ___________
Calendar Time              ___________          ___________

     4. The total flight hours and flight cycles remaining to the next major overhaul of each of the Gears that are installed on the Designated Airframe at the date and time of this Designation are as follows:

                                                TOTAL
                   MANUFACTURER'S SERIAL    FLIGHT CYCLES    TOTAL DAYS SINCE    TOTAL CYCLES TO   TOTAL DAYS TO
    POSITION               NUMBER             SINCE NEW            NEW            NEXT OVERHAUL    NEXT OVERHAUL
    --------               ------             ---------            ---            -------------    -------------

Nose                    ____________         __________        ___________        ____________      ___________
Left Main               ____________         __________        ___________        ____________      ___________
Center Main             ____________         __________        ___________        ____________      ___________
Right Main              ____________         __________        ___________        ____________      ___________

     5. The total flight hours or flight cycles since new for (x) the APU installed on the Designated Airframe and (y) the Life Limited Parts contained in such APU and the flight cycles or flight hours remaining to the first limit of the Life Limited Parts contained in the APU installed on the Designated Airframe at the date and time of this Designation are as follows :

APU installed on the Designated Airframe:

Manufacturer's Serial Number ____________________
Number of Flight Cycles Since New _____________________
Number of Flight Hours Since New  _____________________

Life Limited Parts contained in such APU:

                                      MANUFACTURER'S     TOTAL FLIGHT    TOTAL FLIGHT       NUMBER OF CYCLES OR

                                          SERIAL         CYCLES SINCE     HOURS SINCE     HOURS REMAINING TO FIRST

        PART DESCRIPTION                  NUMBER             NEW              NEW         LIFE LIMITED PART REMOVAL
------------------------------------  --------------     ------------    --------------   -------------------------
First Stage Low Pressure Compressor   ______________     ____________    ______________         ____________

Second Stage Low Pressure Compressor  ______________     ____________    ______________         ____________

Third Stage Low Pressure Compressor   ______________     ____________    ______________         ____________

High Pressure Turbine                 ______________     ____________    ______________         ____________

First Stage Low Pressure Turbine      ______________     ____________    ______________         ____________

Second Stage Low Pressure Turbine     ______________     ____________    ______________         ____________

     6. The estimated usage of the Aircraft from the date of this Designation until the Scheduled Delivery Date is __________________ flight cycles and _____________ flight hours.

     This Designation is made by Flightlease on the ____ day of _____________, _____ at _________, [a.m.] [p.m.], _______________________ time.

                                    FLIGHTLEASE, LTD


                                    By: ________________________
                                    Name: ______________________
                                    Title: _______________________

                                   EXHIBIT F

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

               DESIGNATION OF A SUBSTITUTE AIRFRAME FOR DELIVERY
                          ON SCHEDULED DELIVERY DATE

     1. This Designation of a Substitute Airframe for delivery on a Scheduled Delivery Date (this "Change Designation") is being provided by Flightlease to FedEx in order to designate an Airframe for delivery on the Scheduled Delivery Date indicated below in substitution for an Airframe previously designated by Flightlease for delivery to FedEx on such Scheduled Delivery Date (the "Previously Designated Airframe"). Any capitalized term not expressly defined herein shall have the meaning ascribed to it in the Agreement.

     2. The Scheduled Delivery Date for which the Previously Designated Airframe was to be delivered and for which the Substitute Airframe (as defined below) is now being designated for delivery and sale to FedEx is ______________.

     3. The following are the identification numbers of the Previously Designated Airframe:

     Registration Number:   _________________________
     Manufacturer's Serial Number:   _______________________________
     Nose Number:   __________________________
     Fuselage or Line Number:   ___________________________

     4. The following are the identification numbers of the Airframe being substituted for the Previously Designated Airframe which is hereby designated for delivery on the Scheduled Delivery Date set forth in Paragraph 2. above in the stead of the Previously Designated Airframe (the "Substitute Airframe"):

     Registration Number:    __________________________
     Manufacturer's Serial Number:   _________________________________
     Nose Number:   ________________________
     Fuselage or Line Number:   _________________________


     5. The total flight hours and flight cycles on the Designated Airframe since delivery of the Designated Airframe by the Manufacturer to Flightlease and the number of flight hours and flight cycles remaining on the Designated Airframe to certain C Checks as of the date and time of this Designation are as follows:

                           Total Since            To Next
                               New                C Check
Flight Hours               ___________          ___________
Flight Cycles              ___________          ___________
Calendar Time              ___________          ___________


     6. The total flight hours and flight cycles remaining to the next major overhaul of each of the Gears that are installed on the Designated Airframe at the date and time of this Designation are as follows:

                                                TOTAL
                   MANUFACTURER'S SERIAL    FLIGHT CYCLES    TOTAL DAYS SINCE    TOTAL CYCLES TO   TOTAL DAYS TO
    POSITION               NUMBER             SINCE NEW            NEW            NEXT OVERHAUL    NEXT OVERHAUL


Nose                    ____________         __________        ___________        ____________      ___________
Left Main               ____________         __________        ___________        ____________      ___________
Center Main            _____________         __________        ___________        ____________      ___________
Right Main             _____________         __________        ___________        ____________      ___________


     7. The total flight hours or flight cycles since new for (x) the APU installed on the Designated Airframe and (y) the Life Limited Parts contained in such APU and the flight cycles or flight hours remaining to the first limit of the Life Limited Parts contained in the APU installed on the Designated Airframe at the date and time of this Designation are as follows:

APU installed on the Designated Airframe:
Manufacturer's Serial Number    _____________________
Number of Flight Cycles Since New  _____________________
Number of Flight Hours Since New  _____________________

Life Limited Parts contained in such APU:

                                      MANUFACTURER'S     TOTAL FLIGHT    TOTAL FLIGHT       NUMBER OF CYCLES OR

                                          SERIAL         CYCLES SINCE     HOURS SINCE     HOURS REMAINING TO FIRST

        PART DESCRIPTION                  NUMBER             NEW              NEW         LIFE LIMITED PART REMOVAL
------------------------------------  --------------     ------------    --------------   -------------------------
First Stage Low Pressure Compressor   ______________     ____________    ______________         ____________

Second Stage Low Pressure Compressor  ______________     ____________    ______________         ____________

Third Stage Low Pressure Compressor   ______________     ____________    ______________         ____________

High Pressure Turbine                 ______________     ____________    ______________         ____________

First Stage Low Pressure Turbine      ______________     ____________    ______________         ____________

Second Stage Low Pressure Turbine     ______________     ____________    ______________         ____________

     8. The estimated usage of the Aircraft from the date of this Designation until the Scheduled Delivery Date is __________________ flight cycles and _____________ flight hours.

     This Designation is made by Flightlease on the ____ day of _____________, _____ at _________, [a.m.] [p.m.], _______________________ time.

                                    FLIGHTLEASE, LTD


                                    By: ________________________
                                    Name: ______________________
                                    Title: _______________________

                                   EXHIBIT G

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                                    FORM OF
                           ASSIGNMENT OF WARRANTIES


     In connection with delivery of the Aircraft, Spare Part or Spare Engine (as applicable) described in Annex A hereto by Flightlease, LTD ("Flightlease") to Federal Express Corporation ("FedEx"), Flightlease hereby assigns and conveys to FedEx, its successors, assigns and legal representatives, all of Flightlease's right, title and interest in and to any and all of the manufacturer's, vendor's and other warranties relating to the Aircraft, Spare Part or Spare Engines (as applicable), but only to the extent, that such warranties are assignable (the "Warranties") and all rights to enforce, exercise any rights with respect to or retain any recovery or benefit with respect to the Warranties, including without limitation such rights and recoveries which relate to work completed or to be completed by Flightlease or any of its affiliates in connection with its performance of its obligations under the Aircraft Sales Agreement between FedEx and Flightlease dated as of April 21, 1998 (the "Agreement") prior to or in connection with the Delivery (as defined in the Agreement) of the Aircraft. Notwithstanding the foregoing, Flightlease does not assign or convey to FedEx any outstanding claims or rights, whether liquidated or contingent, or know or unknown, that it may have against the grantor of any of the Warranties arising prior to the tender of the Aircraft by Flightlease for Delivery pursuant to the Agreement.

     The matters set forth in this Assignment of Warranties shall be governed by and in accordance with the laws of the State of New York.

     Dated : ______________, _________.

                                    FLIGHTLEASE, LTD


                                    By: ____________________________
                                    Name:__________________________
                                    Title:___________________________

                           ANNEX A TO ASSIGNMENT OF
                     ASSIGNABLE MANUFACTURER'S WARRANTIES

One McDonnell Douglas Model MD-11 Aircraft described below:

     Registration Number:  ___________________________
     Manufacturer's Serial Number: ____________________
     Flightlease Fuselage or Line Number: _________________
     Flightlease Nose Number: ___________________________

along with three (3) Pratt & Whitney PW4462 [PW4460] engines, bearing Manufacturer's Serial Numbers:

     Position (1)  ____________________

     Position (2)  ____________________

     Position (3)  ____________________

                                   EXHIBIT H

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

       DESIGNATION OF ENGINES/SPARE ENGINES FOR SCHEDULED DELIVERY DATES

     Any capitalized term used in this Designation of Engines/Spare Engines for conveyance on a Scheduled Delivery Date shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

     1. The Scheduled Delivery Date for which the Designated Airframe (as defined below) is being designated is ________________________________.

     2. The following are the identification numbers of the Airframe designated for delivery on the Scheduled Delivery Date set forth in Paragraph 1. above (the "Designated Airframe"):

     Registration Number: _______
     Manufacturer's Serial No.: _____________  Fuselage or Line Number: ________

     3. The following are the Engines to be conveyed with the Designated Airframe on the Scheduled Delivery Date set forth in Paragraph 1. above (the "Designated Engines"):

          PRATT & WHITNEY PW4462 [OR PW4460] ENGINES:

                                     TOTAL FLIGHT       TOTAL FLIGHT        TOTAL CYCLES         TOTAL TIME
 ENGINE     MANUFACTURER'S              CYCLES           HOURS SINCE         SINCE LAST          SINCE LAST
POSITION    SERIAL NUMBER             SINCE NEW              NEW              OVERHAUL            OVERHAUL

   1        ____________              __________         ___________         __________         ___________
   2        ____________              __________         ___________         __________         ___________
   3        ____________              __________         ___________         __________         ___________


     4. The flight cycles or flight hours remaining to the limitation on each life limited part in each Engine are as set forth in Annex 1 to this Designation of Engines for Delivery on Scheduled Delivery Date.

     This Engine Designation is made by Flightlease on the ____ day of _____________, _____ at _________, [a.m.] [p.m.], ____________ time.

                                    FLIGHTLEASE, LTD

                                    By: _____________________________
                                    Name: ___________________________
                                    Title: ____________________________

                            ANNEX 1 TO ATTACHMENT 1
                         AIRCRAFT DELIVERY CERTIFICATE
                                 PW4460/PW4462
                           LIFE LIMITED PARTS REPORT
              ENGINE POSITION ________ ENGINE SERIAL NO._________

--------------------------------------------------------------------------------------------------------
           PART                               PART    SERIAL     TIME       CYCLES     CYCLE    CYCLES
           NAME                              NUMBER   NUMBER   SINCE NEW   SINCE NEW   LIMIT   REMAINING
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
        FAN MODULE
--------------------------------------------------------------------------------------------------------
Cone Segment, Compressor Inlet
--------------------------------------------------------------------------------------------------------
   Coupling, Turbine Shaft
--------------------------------------------------------------------------------------------------------
Shaft, L.P.C. Drive Turbine
--------------------------------------------------------------------------------------------------------
  Airseal, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
   LOW COMPRESSOR MODULE
--------------------------------------------------------------------------------------------------------
   Hub, Front Compressor
--------------------------------------------------------------------------------------------------------
    Disc, Drum Rotor
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 1.6
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 2
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 3
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 4
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 HIGH COMPRESSOR MODULE
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 5
--------------------------------------------------------------------------------------------------------
   Hub, H.P.C. Front
--------------------------------------------------------------------------------------------------------
 Disc, Drum Rotor Front
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 6
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 7
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 8
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 9
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 10
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 11
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 12
--------------------------------------------------------------------------------------------------------
 Disc, Drum Rotor Rotor
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 13
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 14
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 15
--------------------------------------------------------------------------------------------------------
Shaft, H.P.C. Drive Turbine
--------------------------------------------------------------------------------------------------------
Hub, H.P.C. Rear
--------------------------------------------------------------------------------------------------------
AirseaL, Diffuser
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HIGH PRESSURE TURBINE MODULE
--------------------------------------------------------------------------------------------------------
    Hub, Turbine Front
--------------------------------------------------------------------------------------------------------
  Airseal, H.P.T. Stg. 1
--------------------------------------------------------------------------------------------------------
  Airseal, H.P.T. Stg. 2
--------------------------------------------------------------------------------------------------------
  Ring, H.P.T. Stg. 1
--------------------------------------------------------------------------------------------------------
  Hub, Turbine Inter. Rear
--------------------------------------------------------------------------------------------------------
Plate, H.P.T. Blade, Retaining
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
LOW PRESSURE TURBINE MODULE
--------------------------------------------------------------------------------------------------------
  Airseal, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------
   Disc, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------
 Airseal, L.P.T. Stg. 4
--------------------------------------------------------------------------------------------------------
  Disc, L.P.T. Stg. 4
--------------------------------------------------------------------------------------------------------
 Airseal, L.P.T. Stg. 5
--------------------------------------------------------------------------------------------------------
  Hub, Turbine Rear
--------------------------------------------------------------------------------------------------------
 Disc, L.P.T. Stg. 6
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT I

                                TO THAT CERTAIN

                       AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

        PURCHASE PRICE ADJUSTMENT FORMULA -- ENGINES AND SPARE ENGINES

A. Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement. The Engine and Spare Engine Purchase Price is subject to adjustment based on the cost per cycle derived from the following formula:

     ENGINE OVERHAUL COST                       *                  *
    -----------------------        =       ----------       =
    PLANNED OVERHAUL CYCLES                     *


B. The Purchase Price of each Aircraft will be adjusted for the three installed engines in accordance with the following formula to reflect the condition of the Engines at Delivery, as follows:

     3,000 Cycles Since Overhaul under the Swissair Maintenance Program (ERP VI) MINUS Total Cycles Since Overhaul under the Swissair Maintenance Program (ERP
VI) (3 Engines) X     *     US PLUS Aircraft Purchase Price


C. The Purchase Price of each Spare Engine will be adjusted in accordance with the following formula to reflect the condition of the Spare Engines at Delivery:

SPARE ENGINE WITH LESS THAN 1,000 CYCLES SINCE OVERHAUL UNDER SWISSAIR MAINTENANCE PROGRAM (ERP VI)

     Adjusted Purchase Price = [(1,000 MINUS Actual Cycles) X   *   US] PLUS  *


SPARE ENGINE WITH MORE THAN 1,000 CYCLES SINCE OVERHAUL UNDER SWISSAIR MAINTENANCE PROGRAM (ERP VI)


     Adjusted Purchase Price =     *   US MINUS [(Actual Cycles MINUS 1,000)  *



*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT J

                                TO THAT CERTAIN

                       AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")


                            ENGINE AND SPARE ENGINE
                             DELIVERY CERTIFICATE

     This Engine Delivery Certificate is given by Flightlease, LTD ("Flightlease") and Federal Express Corporation ("FedEx") pursuant to the Agreement. Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

TENDER OF EACH ENGINE.

     Flightlease hereby tenders to FedEx at ________________ for delivery pursuant to the terms and subject to the conditions of the Agreement, ______ [specify number of engines] Pratt & Whitney PW4462 [PW4460] engines, bearing Manufacturer's Serial Number(s):

     ________________________

     ________________________

     ________________________

(each a "Delivered Engine" and collectively, if applicable, the "Delivered Engines") with the operating times and cycles as accumulated on each Engine up to the time of Delivery as described on Attachment 1A hereto and made a part hereof, at _______/a.m./p.m. ____________ time, on ____________________,
_________, together with any Data, listed on Exhibit D to the Agreement. Flightlease hereby restates and confirms each of its representations and warranties set forth in Article 5 of the Agreement.

     Tender of each Engine is made by _________________ this ____ day of _____________________, _____.

                              FLIGHTLEASE, LTD


                              By:______________________
                              Title:___________________

ACCEPTANCE OF EACH ENGINE.

     FedEx hereby accepts and acknowledges receipt of each Delivered Engine from Flightlease in accordance with the terms and conditions of the Agreement, which Delivered Engine or Delivered Engines has or have, as the case may be, the operating times and flight cycles as accumulated on the Aircraft up to the time of delivery as described on Attachment 1 hereto and made a part hereof, at _________, at _________/a.m./p.m. ____________ time, on ___________________,
 __________, together with the Data listed in Exhibit D to the Agreement. FedEx hereby restates and confirms each of its representations set forth in Article 5 of the Agreement.

     FedEx hereby acknowledges and agrees that upon delivery by Flightlease to FedEx, except as to those discrepancies expressly set forth in Attachment 1 to this certificate, the Delivered Engine met the requirements for the condition of the Engines upon delivery as set forth in the Agreement.

     Acceptance of each Delivered Engine is made by _____________________ this _____ day of ______________________, ______.

                              FEDERAL EXPRESS CORPORATION

                              By: ________________________________
                              Name: ______________________________
                              Title: _______________________________

                 ATTACHMENT 1A TO ENGINE DELIVERY CERTIFICATE

                              ENGINE INFORMATION

                       AS OF ___________________, ______

     PRATT & WHITNEY PW4462 [OR PW4460] ENGINES:

                                      TOTAL FLIGHT         TOTAL FLIGHT         TOTAL CYCLES         TOTAL TIME
 ENGINE        MANUFACTURER'S            CYCLES            HOURS SINCE           SINCE LAST          SINCE LAST
POSITION       SERIAL NUMBER            SINCE NEW              NEW                OVERHAUL            OVERHAUL

   1       ____________                __________          ___________           __________          ___________
   2       ____________                __________          ___________           __________          ___________
   3       ____________                __________          ___________           __________          ___________

     The flight cycles remaining to the limitation on each life limited part in each Engine are as set forth in Annex 1 to this Attachment 1 to the Engine Aircraft Delivery Certificate.

Dated:__________________________, _________.

                              FLIGHTLEASE, LTD
                              By: ________________________________
                              Name: ______________________________
                              Title: _______________________________

                            ANNEX 1 TO ATTACHMENT 1
                         AIRCRAFT DELIVERY CERTIFICATE
                                 PW4460/PW4462
                           LIFE LIMITED PARTS REPORT
              ENGINE POSITION ________ ENGINE SERIAL NO._________

--------------------------------------------------------------------------------------------------------
           PART                               PART    SERIAL     TIME       CYCLES     CYCLE    CYCLES
           NAME                              NUMBER   NUMBER   SINCE NEW   SINCE NEW   LIMIT   REMAINING
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
        FAN MODULE
--------------------------------------------------------------------------------------------------------
Cone Segment, Compressor Inlet
--------------------------------------------------------------------------------------------------------
   Coupling, Turbine Shaft
--------------------------------------------------------------------------------------------------------
Shaft, L.P.C. Drive Turbine
--------------------------------------------------------------------------------------------------------
  Airseal, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
   LOW COMPRESSOR MODULE
--------------------------------------------------------------------------------------------------------
   Hub, Front Compressor
--------------------------------------------------------------------------------------------------------
    Disc, Drum Rotor
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 1.6
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 2
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 3
--------------------------------------------------------------------------------------------------------
  Disc, L.P.C. Stg. 4
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 HIGH COMPRESSOR MODULE
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 5
--------------------------------------------------------------------------------------------------------
   Hub, H.P.C. Front
--------------------------------------------------------------------------------------------------------
 Disc, Drum Rotor Front
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 6
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 7
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 8
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 9
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 10
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 11
--------------------------------------------------------------------------------------------------------
  Disc, H.P.C. Stg. 12
--------------------------------------------------------------------------------------------------------
 Disc, Drum Rotor Rotor
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 13
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 14
--------------------------------------------------------------------------------------------------------
 Disc, H.P.C. Stg. 15
--------------------------------------------------------------------------------------------------------
Shaft, H.P.C. Drive Turbine
--------------------------------------------------------------------------------------------------------
Hub, H.P.C. Rear
--------------------------------------------------------------------------------------------------------
AirseaL, Diffuser
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HIGH PRESSURE TURBINE MODULE
--------------------------------------------------------------------------------------------------------
    Hub, Turbine Front
--------------------------------------------------------------------------------------------------------
  Airseal, H.P.T. Stg. 1
--------------------------------------------------------------------------------------------------------
  Airseal, H.P.T. Stg. 2
--------------------------------------------------------------------------------------------------------
  Ring, H.P.T. Stg. 1
--------------------------------------------------------------------------------------------------------
  Hub, Turbine Inter. Rear
--------------------------------------------------------------------------------------------------------
Plate, H.P.T. Blade, Retaining
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
LOW PRESSURE TURBINE MODULE
--------------------------------------------------------------------------------------------------------
  Airseal, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------
   Disc, L.P.T. Stg. 3
--------------------------------------------------------------------------------------------------------
 Airseal, L.P.T. Stg. 4
--------------------------------------------------------------------------------------------------------
  Disc, L.P.T. Stg. 4
--------------------------------------------------------------------------------------------------------
 Airseal, L.P.T. Stg. 5
--------------------------------------------------------------------------------------------------------
  Hub, Turbine Rear
--------------------------------------------------------------------------------------------------------
 Disc, L.P.T. Stg. 6
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT K

                                TO THAT CERTAIN

                       AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

                         SWISSAIR MAINTENANCE PROGRAM

                                   EXHIBIT L

                                TO THAT CERTAIN

                       AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")

------------------------------------------------------------------------

For any Engine delivered to FedEx requiring compensation to FedEx from Flightlease pursuant to Section 3.06C.(2) of the Agreement, payment will be made
to FedEx to compensate for the reduction from    *     for each individual part
falling below that limit at the then current manufacturer's life-limited parts
price list, in accordance with the following       *           :

                                       *



Such financial compensation will be applied to each life-limited part that falls
below the delivery standard of     *       , all in accordance with Section
3.06C.(2) of the Agreement.



*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT M

                                TO THAT CERTAIN

                       AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                       FLIGHTLEASE, LTD ("FLIGHTLEASE")

                 DATED AS OF APRIL 21, 1998 (THE "AGREEMENT")


                       MD11 SIMULATOR PURCHASE AGREEMENT



                                 COPY ATTACHED




                                      M-1